    As filed with the Securities and Exchange Commission on August 12, 2002

                                              Securities Act File No. 333-91932

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-14

                            REGISTRATION STATEMENT
                                     UNDER

                          THE SECURITIES ACT OF 1933                        [X]
                         Pre-Effective Amendment No. 1

                         Post-Effective Amendment No.                       [_]

                           BNY HAMILTON FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

                               -----------------

                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035
              (Address of Principal Executive Offices) (Zip Code)

                                (614) 470-8000
                 (Registrant's Area Code and Telephone Number)

                                  Lisa Hurley
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035
                    (Name and Address of Agent for Service)

                               -----------------

                                With copies to:

             John E. Baumgardner, Jr.,         David Leahy
                       Esq.             Sullivan & Worcester LLP
                Sullivan & Cromwell       1666 K Street, N.W.,
                 125 Broad Street               Suite 700
                New York, NY 10004        Washington, DC 20006

                               -----------------

   Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

                               -----------------

   REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                               -----------------

   Title of Securities Being Registered: Common Stock, $0.001 par value per share. No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

   This Registration Statement contains the following pages and documents:

               Front Cover

               Contents Page

               Letter to Shareholders

               Notice of Special Meeting

               Part A--Proxy Statement/Prospectus

               Part B--Statement of Additional Information

               Part C--Other Information

               Signature Page

               Exhibits

                         GANNETT WELSH & KOTLER FUNDS

                               GW&K Equity Fund

                              222 Berkeley Street
                          Boston, Massachusetts 02116
                                (617) 236-8900

                                August 14, 2002


Dear Shareholder:


   The Board of Trustees of Gannett Welsh & Kotler Funds (the "Trust") has called a Special Meeting (the "Special Meeting") of Shareholders of the GW&K Equity Fund, a series of the Trust (referred to herein as the "Acquired Fund" or the "GW&K Equity Fund"), scheduled to be held at 10:00 a.m., local time, on September 17, 2002 at the offices of the Trust at 222 Berkeley Street, Boston, Massachusetts 02116.


   The Board of Trustees of the Trust has approved a reorganization of the Acquired Fund into the BNY Hamilton Multi-Cap Equity Fund, a newly created series of BNY Hamilton Funds, Inc. (the "Successor Fund"), which is advised by The Bank of New York and sub-advised by your Fund's current investment advisor, Gannett Welsh & Kotler, LLC (the "Reorganization"). Gannett Welsh & Kotler, LLC is a wholly-owned subsidiary of The Bank of New York and, through its purchase of all of the assets and liabilities of Gannett Welsh & Kotler, Inc. on April 30, 2002, succeeded to the business of Gannett Welsh & Kotler, Inc.

   If approved by shareholders, you would become a shareholder of the Successor Fund on the date that the Reorganization occurs. The Successor Fund has investment objectives and policies that are substantially similar to those of your Fund. As a result of the proposed Reorganization, you will receive Investor Shares of the Successor Fund corresponding to your shares of the Acquired Fund.

   In Proposal Number 1, you are being asked to vote to approve an Agreement and Plan of Reorganization for the Acquired Fund. The accompanying document describes the proposed transactions and compares the policies and expenses of each of the Funds for your evaluation.


   In Proposal Number 2, you are being asked to vote to approve a new advisory agreement for the GW&K Equity Fund with The Bank of New York. In Proposal Number 3, you are being asked to approve a new subadvisory agreement between The Bank of New York and Gannett Welsh & Kotler, LLC. Proposals Number 2 and 3 are important for two reasons. First, assuming shareholders approve the Reorganization, it is expected that it will take longer than to September 26, 2002 to close the Reorganization and the rules of the SEC that allow Gannett Welsh & Kotler, LLC to serve in its present capacity as interim investment advisor to the GW&K Equity Fund will only let Gannett Welsh & Kotler, LLC serve in that capacity until September 26, 2002. Second, if shareholders do not approve the Reorganization, Gannett Welsh & Kotler, LLC would like to continue as investment advisor in some capacity and would not be able to do so without your approval.


   AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE ACQUIRED FUND UNANIMOUSLY APPROVED THESE PROPOSALS AND RECOMMENDED SHAREHOLDERS VOTE "FOR" THE PROPOSALS.

   A Proxy Statement/Prospectus that describes the Reorganization, the new advisory agreement and the new subadvisory agreement is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided or by voting over the Internet or by telephone at your earliest convenience.


   YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN SEPTEMBER 9, 2002.

   The Trust is using Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications Inc. reminding you to exercise your right to vote.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,
                                          /s/ Harold G. Kotler


                                          Harold G. Kotler
                                          President

                                                                August 14, 2002


                         GANNETT WELSH & KOTLER FUNDS

                     Important News For Fund Shareholders

   While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposals you are being asked to vote on.

                         Q & A:  QUESTIONS AND ANSWERS


Q: What is Happening?



A: On April 30, 2002, The Bank of New York, through a wholly-owned subsidiary,
   Gannett Welsh & Kotler, LLC, purchased all of the assets and liabilities of Gannett Welsh & Kotler, Inc., the prior investment advisor to the GW&K Equity Fund (referred to herein as the "Acquired Fund" or the "GW&K Equity Fund"). Through this purchase, Gannett Welsh & Kotler, LLC succeeded to the business of Gannett Welsh & Kotler, Inc. For purposes of the attached Proxy Statement/Prospectus, the term "GW&K" refers to either Gannett Welsh & Kotler, Inc., your Fund's investment advisor prior to April 30, 2002, or Gannett Welsh & Kotler, LLC, the wholly-owned subsidiary of The Bank of New York which, since April 30, 2002, serves as your Fund's interim investment advisor pursuant to an interim advisory agreement. The Bank of New York is one of the largest commercial banks in the United States, with over $81 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $75 billion in investments for institutions and individuals, as of June 30, 2002.


   In connection with The Bank of New York's acquisition of GW&K, The Bank of New York is proposing to combine the assets of the Acquired Fund with the BNY Hamilton Multi-Cap Equity Fund (the "Successor Fund"), with the Successor Fund surviving the acquisition. The Bank of New York is the investment advisor of the Successor Fund and GW&K is the sub-advisor of the Successor Fund. The Successor Fund is a newly-created series of the BNY Hamilton Funds, Inc. and has the same portfolio manager as your Fund.

   You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of the Acquired Fund to be acquired by the Successor Fund in a tax-free exchange of shares for federal income tax purposes (the "Reorganization"). If the Plan is approved and the Reorganization completed, you would no longer be a shareholder of the Acquired Fund, but would become a shareholder of the Successor Fund. You are also being asked to approve a new advisory agreement for the GW&K Equity Fund with The Bank of New York and a new subadvisory agreement between The Bank of New York and GW&K.

   If the Reorganization is approved (or if the Reorganization is not approved, but the new advisory agreement and the new subadvisory agreement are approved) GW&K will be the sub-advisor to your Fund. Accordingly, The Bank of New York expects to be able to provide GW&K Equity Fund shareholders with a high degree of continuity in portfolio management; indeed your portfolio manager will remain the same.


Q: What are the Differences Between the Acquired Fund and the Successor Fund?



A: The Reorganization is not expected to result in any material changes to the investment philosophy or operations of the Acquired Fund, since the Successor Fund has a substantially similar investment objective and substantially similar investment limitations as compared to the Acquired Fund. The Successor Fund is a new fund and the assets that it receives from the Acquired Fund through the Reorganization will constitute its initial investment portfolio. However, there may be some differences. The administrator, distributor, transfer agent, custodian, independent auditor and legal counsel of the Acquired Fund will change as a result of the Reorganization (or if the Reorganization is not approved, but the new advisory agreement and the new subadvisory agreement are approved).

Q: Will the Fees Assessed to Shareholders Increase?


A: No. If the Reorganization is approved, average annual operating expenses
   (net of waivers and reimbursements) of the Acquired Fund will remain the same. The Bank of New York has voluntarily agreed to continue GW&K's agreement to waive management fees and/or reimburse expenses to the extent that expenses exceed 1.25% of the Successor Fund's average daily net assets. This arrangement may be modified or terminated at any time. Before waivers and reimbursements, average annual operating expenses of the Successor Fund are expected to be lower, decreasing from 1.39% of the Acquired Fund's average daily net assets to 1.30% of the Successor Fund's average daily net assets.


Q: What are the Benefits of the Transaction?


A: The Board members of your Fund believe that you may benefit from the proposed Reorganization, in part, because the proposed Reorganization may result in efficiencies due to The Bank of New York having greater distribution capabilities which could lead to more assets in the Acquired Fund. Also, with the Successor Fund, fixed costs are spread out over a larger asset base. Finally, as noted above, before waivers and reimbursements, average annual operating expenses of the Acquired Fund are expected to be lower, decreasing from 1.39% of the Fund's average daily net assets to 1.30% of the Fund's average daily net assets. The following pages give you additional information on the proposed Reorganization on which you are being asked to vote.


Q: Will I Incur Taxes as a Result of the Transaction?



A: For federal income tax purposes, no gain or loss will be recognized by the shareholders of the Acquired Fund as a result of the Reorganization. For a more detailed discussion of the federal income tax consequences, see page 17 under "Tax Consequences."



Q: What Happens if the Reorganization is not Approved?


A: In the event the Reorganization is not approved, you will continue to be a shareholder of the Acquired Fund and the Board will consider other possible courses of action available to it, including resubmitting the Reorganization proposal to shareholders.


Q: Why am I Being Asked to Vote on the Proposed New Advisory Agreement and New
   Subadvisory Agreement?



A: The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new advisory agreement following certain types of business combinations. Because the acquisition of GW&K on April 30, 2002 caused the then existing advisory agreement between your Fund and GW&K to terminate both pursuant to its terms and the Investment Company Act of 1940, your Board approved an interim advisory agreement for the GW&K Equity Fund with GW&K, which took effect on April 30, 2002, when the acquisition of GW&K was completed. The interim advisory agreement has the same fees as the prior agreement. The interim advisory agreement will continue in effect until the earlier of 150 days from April 30, 2002, which is September 26, 2002, or until you approve a new advisory agreement for your Fund. It is very important that you vote on these proposals regardless of your vote for or against the Reorganization for two reasons. First, assuming shareholders approve the Reorganization, it is expected that it will take longer than to September 26, 2002 to close the Reorganization and the rules of the SEC that allow GW&K to serve as interim investment advisor to the GW&K Equity Fund will only let GW&K serve in that capacity until September 26, 2002. Second, if shareholders do not approve the Reorganization, GW&K would like to continue as investment advisor in some capacity and would not be able to do so without your approval.



   Also, it is very important that you vote on both the new advisory agreement and the new subadvisory agreement because the new subadvisory agreement will only be implemented if it is approved and the new advisory agreement is also approved. Similarly, the new advisory agreement will only be implemented if it is approved and the new subadvisory agreement is also approved.



Q: How Will a New Advisory Agreement and New Subadvisory Agreement Affect Me as a Fund Shareholder?



A: If the Reorganization is not approved and the new advisory agreement with The Bank of New York and the new subadvisory agreement between The Bank of New York and GW&K are approved, you will still own the same shares in the same Fund. The terms of the new advisory agreement are the same in all material respects as the previous advisory agreement, except for the identity of the parties, commencement and termination dates, and the reduction of management fees. If the Reorganization is not approved and shareholders do not approve the new advisory agreement and new subadvisory agreement, the interim advisory agreement will terminate and the Board of Trustees of your Fund will take such action as it deems to be in the best interests of your Fund and its shareholders.



Q: Will Investment Advisory Fees and Expenses Remain the Same Under the New
   Advisory Agreement and New Subadvisory Agreement if the Reorganization is not Approved?


A: Yes, average annual operating expenses of the GW&K Equity Fund (net of waivers and reimbursements) will remain the same. The Bank of New York has voluntarily agreed to continue GW&K's agreement to waive management fees and/or reimburse expenses to the extent that expenses exceed 1.25% of the GW&K Equity Fund's average daily net assets. This arrangement may be modified or terminated at any time. Before waivers and reimbursements, average annual operating expenses of the GW&K Equity Fund are expected to be lower, decreasing from 1.39% of the Fund's average daily net assets to 1.30% of the Fund's average daily net assets.


Q: How do the Board Members of my Fund Recommend that I Vote?


A: AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE ACQUIRED FUND,
   INCLUDING THOSE TRUSTEES WHO ARE NOT AFFILIATED WITH THE ACQUIRED FUND, GW&K OR THE BANK OF NEW YORK, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THE PROPOSALS.


Q: Whom do I Call for More Information?


A: Please call the BNY Hamilton Funds, Inc. at (800) 426-9363 or the Gannett
   Welsh & Kotler Funds at (617) 236-8900.


Q: How can I Vote my Shares?



A: Please choose one of the following options to vote your shares:


  .  By mail, with the enclosed proxy card;


  . By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to Georgeson Shareholder Communications Inc., the proxy solicitor, at (866) 234-4460;


  . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

  .  In person at the special meeting.


Q: Will my Fund Pay for this Proxy Solicitation?


A: No. The Bank of New York will bear these costs.

                         GANNETT WELSH & KOTLER FUNDS


                              222 Berkeley Street
                          Boston, Massachusetts 02116
                                (617) 236-8900

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF:

                               GW&K EQUITY FUND


                       SCHEDULED FOR SEPTEMBER 17, 2002


To the Shareholder:


   A Special Meeting of Shareholders of the GW&K Equity Fund (referred to herein as the "Acquired Fund" or the "GW&K Equity Fund"), a series of Gannett Welsh & Kotler Funds (the "Trust") is scheduled for September 17, 2002 at 10:00 a.m., local time, at the offices of the Trust at 222 Berkeley Street, Boston, Massachusetts 02116 (the "Special Meeting").


   At the Special Meeting, you will be asked to consider the following:

      To approve an Agreement and Plan of Reorganization for the Acquired Fund providing for (a) the transfer of all of its assets to BNY Hamilton Multi-Cap Equity Fund (the "Successor Fund") in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Acquired Fund's liabilities, (b) the distribution of such shares of the Successor Fund to shareholders of the Acquired Fund, and (c) the subsequent liquidation of the Acquired Fund (Proposal Number 1);


      To approve a new advisory agreement between the GW&K Equity Fund and The Bank of New York (Proposal Number 2);



      To approve a new subadvisory agreement between The Bank of New York and Gannett Welsh & Kotler, LLC (Proposal Number 3); and


      To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

          THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THESE PROPOSALS.


   Shareholders of record at the close of business on July 31, 2002, are entitled to notice of, and to vote at, the Special Meeting and any adjournment or adjournments thereof. Your prompt attention to the accompanying Proxy Statement/Prospectus will help to avoid the expense of further solicitation. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD OR OTHERWISE VOTE so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.


                                          By Order of the Board of Trustees
                                          /s/ Harold G. Kotler


                                          Harold G. Kotler
                                          President


August 14, 2002

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    4. Registration

      Corporate Accounts                      Valid Signatures
      (1)  ABC Corp.......................... ABC Corp.
      (2)  ABC Corp.......................... John Doe, Treasurer
      (3)  ABC Corp.
            c/o John Doe, Treasurer.......... John Doe
      (4)  ABC Corp. Profit Sharing Plan..... John Doe, Trustee

      Trust Accounts
      (1)  ABC Trust......................... Jane B. Doe, Trustee
      (2)  Jane B. Doe, Trustee
            U/t/d 12/28/78................... Jane B. Doe

      Custodial or Estate Accounts
      (1)  John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA.... John B. Smith
      (2)  John B. Smith..................... John B. Smith, Jr., Executor

                          PROXY STATEMENT/PROSPECTUS

                                AUGUST 14, 2002


                                PROXY STATEMENT
                         GANNETT WELSH & KOTLER FUNDS
                               GW&K EQUITY FUND

                              222 Berkeley Street
                          Boston, Massachusetts 02116
                                (617) 236-8900

                                  PROSPECTUS
                           BNY HAMILTON FUNDS, INC.
                      BNY HAMILTON MULTI-CAP EQUITY FUND

                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                (800) 426-9363

                        SPECIAL MEETING OF SHAREHOLDERS

                       SCHEDULED FOR SEPTEMBER 17, 2002


                                 INTRODUCTION

   This Proxy Statement/Prospectus provides you with information about a proposed transaction relating to the GW&K Equity Fund (referred to herein as the "Acquired Fund" or the "GW&K Equity Fund"), a series of Gannett Welsh & Kotler Funds (the "Trust"). If this transaction (the "Reorganization") is approved by shareholders, you would become a shareholder of BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. (the "Successor Fund") and you would receive shares of the Successor Fund corresponding to your shares of the Acquired Fund having an aggregate value equal to the aggregate value of the shares you held of the Acquired Fund, as of the close of business on the day of the closing of the Reorganization. Shareholders of the Acquired Fund would receive Investor Shares of the Successor Fund.


   This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund for use at a Special Meeting of Shareholders to be held on September 17, 2002 at 10:00 a.m. at the offices of the Trust located at 222 Berkeley Street, Boston, Massachusetts 02116 or any adjournments thereof (the "Special Meeting"). At the Special Meeting, you are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the Acquired Fund. The Plan specifies the transactions through which the Reorganization would be accomplished. At the Special Meeting, you will also be asked to consider a new advisory agreement between the GW&K Equity Fund and The Bank of New York and a new subadvisory agreement between The Bank of New York and Gannett Welsh & Kotler, LLC and such other business as may properly come before the Special Meeting and any adjournments thereof.



   For purposes of this Proxy Statement/Prospectus, the term "GW&K" refers to either Gannett Welsh & Kotler, Inc., the Acquired Fund's investment advisor prior to April 30, 2002, or Gannett Welsh & Kotler, LLC, the wholly-owned subsidiary of The Bank of New York which purchased all of the assets and liabilities of Gannett Welsh & Kotler, Inc. on April 30, 2002. Gannett Welsh & Kotler, LLC succeeded to the business of Gannett Welsh & Kotler, Inc. on April 30, 2002 and currently serves as the Acquired Fund's interim investment advisor pursuant to an interim advisory agreement. Because you, as a shareholder of the Acquired Fund, are being asked to approve transactions that will result in your becoming a shareholder of the Successor Fund, this Proxy Statement also serves as a Prospectus for the Successor Fund.


   This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Successor Fund that you should know before investing. The Reorganization will not result in any material changes in the investment philosophy of the Acquired Fund, as the investment objective, investment policies, restrictions, risks and strategies of the Acquired Fund are substantially similar to the investment objective, investment policies, restrictions, risks and strategies of the Successor Fund. The Acquired Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities. Similarly, the Successor Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.



   This Proxy Statement/Prospectus is expected to first be sent to shareholders on or about August 14, 2002. Accompanying this Proxy Statement/Prospectus as Appendix A is a form of the Plan for the proposed Reorganization.



   The following document, which contains important information regarding the Successor Fund, is incorporated by reference into this Proxy
Statement/Prospectus and accompanies this Proxy Statement/Prospectus:



   .   The Prospectus for the Successor Fund, dated August 7, 2002.


   The following documents, which contain important information regarding the Successor Fund and the Acquired Fund, are also incorporated by reference into this Proxy Statement/Prospectus and are available upon request without charge by writing to the BNY Hamilton Funds, Inc. at the address listed on the cover page of this Proxy Statement/Prospectus or by calling (800) 426-9363:


   . The Statement of Additional Information, dated August 14, 2002, relating to this Proxy Statement/Prospectus;



   . The Statement of Additional Information for the Successor Fund, dated August 7, 2002; and



   . The Prospectus and Statement of Additional Information for the Acquired Fund, each dated February 1, 2002.


   The following documents, which contain important information regarding the Acquired Fund, are also incorporated by reference into this Proxy
Statement/Prospectus and are available upon request without charge by writing to Gannett Welsh & Kotler Funds at the address listed on the cover page of this Proxy Statement/Prospectus or by calling (617) 236-8900:

   . The Annual Report, dated September 30, 2001, and the Semi-Annual Report, dated March 31, 2002, for the Acquired Fund.

   As the Successor Fund has not yet commenced operations, it does not have an Annual or Semi-Annual Report available.

   The Successor Fund and the Acquired Fund are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") and in accordance therewith file reports and other information including proxy material, reports and charter material. You can copy and review information about the Acquired Fund and the Successor Fund (including each Statement of Additional Information) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

   The Securities and Exchange Commission has not Approved or Disapproved these Securities, or Determined that this Proxy Statement/Prospectus is Truthful or Complete. Any Representation to the Contrary is a Criminal Offense.



   An Investment in the Successor Fund or the Acquired Fund is not a Deposit in a Bank and is not Insured or Guaranteed by The Federal Deposit Insurance Corporation or any other Government Agency.

                               TABLE OF CONTENTS


Proposal Number 1--Approval of the Plan....................................................   5
   Summary.................................................................................   5
   Risk Factors............................................................................   8
   Comparison of Investment Objectives, Principal Investment Strategies and Other Policies.   9
   Expense Table...........................................................................  11
   Examples................................................................................  11
   Investment Advisor and Advisory Agreements..............................................  12
   Investment Personnel of The Bank of New York............................................  13
   Interest in The Bank of New York in the Acquisition.....................................  13
   Performance of the Funds................................................................  13
   Information About the Reorganization....................................................  15
   Tax Considerations......................................................................  17
   Description of Securities to be Issued..................................................  17
   Capitalization..........................................................................  18
   Expenses of the Reorganization..........................................................  18
   Additional Information About the Successor Fund.........................................  18
   Information on Shareholders' Rights.....................................................  19

Proposal Number 2--Approval of a New Advisory Agreement....................................  20
   Information About The Bank of New York and GW&K.........................................  21
   The Previous Advisory Agreement.........................................................  21
   The Interim Advisory Agreement..........................................................  23
   The New Advisory Agreement..............................................................  23
   Fee Table...............................................................................  25
   Examples................................................................................  25
   Evaluation by the Board.................................................................  25

Proposal Number 3--Approval of a New Subadvisory Agreement.................................  26
   Information About The Bank of New York and GW&K.........................................  27
   The New Subadvisory Agreement...........................................................  27
   Fee Table and Examples..................................................................  28
   Evaluation by the Board.................................................................  29

General Information About the Proxy Statement..............................................  30

Appendix A--Form of Agreement and Plan of Reorganization................................... A-1

Appendix B................................................................................. B-1

Appendix C--Form of Investment Advisory Agreement.......................................... C-1

Appendix D--Form of Subadvisory Agreement.................................................. D-1

Appendix E--Information About The Bank of New York and GW&K................................ E-1

Appendix F................................................................................. F-1

                    PROPOSAL NUMBER 1--APPROVAL OF THE PLAN


                                    SUMMARY



   This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus, the Plan (the form of which is attached as Appendix A), the Prospectus of the Acquired Fund, the Statement of Additional Information of the Acquired Fund, the Prospectus of the Successor Fund, and the Statement of Additional Information of the Successor Fund.



   The Proposed Reorganization. On May 21, 2002, the Board of Trustees of the Acquired Fund approved an Agreement and Plan of Reorganization with respect to the Acquired Fund (the "Plan"). Pursuant to the Plan and subject to shareholder approval, shareholders of the Acquired Fund would become shareholders of the Successor Fund (the "Reorganization"). The Successor Fund is a newly-created series of the BNY Hamilton Funds, Inc. with the same portfolio manager as the Acquired Fund and the assets that it receives from the Acquired Fund through the Reorganization will constitute its initial investment portfolio.


   The Reorganization is expected to be effective as soon as practicable following the Special Meeting (the "Closing"), assuming that shareholders approve the Reorganization. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of Investor Shares of the Successor Fund. Each shareholder would hold, immediately after the Closing, shares of the Successor Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the Closing.

   Because the Acquired Fund is a series of the Gannett Welsh & Kotler Funds, it does not have a Board of Trustees separate from the other series of the Gannett Welsh & Kotler Funds. Accordingly, references to the "Board of Trustees of the Acquired Fund" in this Proxy Statement/Prospectus refer to the Board of Trustees of Gannett Welsh & Kotler Funds. Similarly, because the Successor Fund is a series of BNY Hamilton Funds, Inc., it does not have a Board of Directors separate from the other series of the BNY Hamilton Funds, Inc. Accordingly, references to the "Board of Directors of the Successor Fund" refer to the Board of Directors of the BNY Hamilton Funds, Inc. For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of the Acquired Fund, including the Trustees who are not "interested persons," as that term is defined in the 1940 Act, has unanimously concluded that the Reorganization would be in the best interests of shareholders of the Acquired Fund and that the interests of existing Acquired Fund shareholders would not be diluted as a result of the Reorganization. The Board of Trustees has therefore submitted the Plan for approval by the Acquired Fund shareholders. The Board of Directors of the Successor Fund has also reached similar conclusions and approved the Reorganization with respect to the Successor Fund.

   In considering whether to approve the Reorganization, you should note that:


   Investment Objectives. The investment objectives of the Acquired Fund and the Successor Fund are substantially similar. The Acquired Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities. Similarly, the Successor Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.



   Investment Policies. The investment policies of the Acquired Fund and the Successor Fund are also substantially similar. To achieve their investment objectives, the Acquired Fund and the Successor Fund pursue flexible long-term investment policies emphasizing companies with strong balance sheets and growth potential. Under normal circumstances, both Funds will invest at least 80% of their respective assets in equity securities. Both Funds' investments are intended to be diversified as to company and industry. The Successor Fund discloses more prominently its ability to invest in equity securities of foreign issuers, including those in emerging markets, and the use of certain derivatives (i.e., options, futures). Although these potential investments are disclosed differently, as investments in equity securities of foreign issuers and derivatives are also permitted by the Acquired Fund, the Successor Fund does not anticipate using these investments to any greater extent than the Acquired Fund.

   Classes of Shares. The Acquired Fund offers one class of shares. The Successor Fund offers two classes of shares, Investor Shares and Institutional Shares. After the proposed Reorganization, shareholders of the Acquired Fund will receive Investor Shares of the Successor Fund. Investor Shares of the Successor Fund, like shares of the Acquired Fund, have no sales charge but are subject to a distribution (12b-1) fee. The distribution plans permit the Funds to reimburse the distributor for distribution expenses in an amount up to 0.25% of each Fund's average daily net assets.


   Institutional Shares of the Successor Fund are not subject to a Rule 12b-1 fee and have generally lower operating expenses, but are only available to direct investments over $100,000 or to investors who have specific asset management relationships with the investment advisor.


   Value of Investment. The value of your investment in the Acquired Fund immediately before the proposed Reorganization will be the same as the value of your investment in the Successor Fund immediately after the proposed Reorganization. Thereafter, however, the value of your investment in the Successor Fund will fluctuate based on the investment performance of the Successor Fund.



   Fund Operating Expenses. Following the proposed Reorganization, average annual operating expenses (net of waivers and reimbursements) for shares of the Acquired Fund will remain the same. The Bank of New York has voluntarily agreed to continue GW&K's agreement to waive management fees and/or reimburse expenses to the extent that expenses exceed 1.25% of the Successor Fund's average daily net assets. This arrangement may be modified or terminated at any time. Before waivers and reimbursements, average annual operating expenses of the Successor Fund are expected to be lower, decreasing from 1.39% of the Acquired Fund's average daily net assets to 1.30% of the Successor Fund's average daily net assets.


   The Acquired Fund and Successor Fund both use an administrator to assist generally in supervising the operations of the fund, including providing facilities, equipment and personnel to carry out administrative functions. For these services, the Acquired Fund and the Successor Fund pay a monthly fee at the annual rates set forth below:

Acquired Fund                                                      Successor Fund
-------------                                                      --------------
0.10% of the first $100 million of average daily net assets;       0.20% of average daily net assets
0.075% of the second $100 million of average daily net assets; and
0.05% of average daily net assets in excess of $200 million.


   Although the distribution plans for both Funds permit the Funds to reimburse the distributor for distribution expenses in an amount up to 0.25% of each Fund's average daily net assets, distribution fees for the Acquired Fund were 0.06% of the Acquired Fund's average daily net assets for the fiscal year ended September 30, 2001. Distribution fees for the Successor Fund are expected to be 0.25% of the Successor Fund's average daily net assets.



   Purchases. The Successor Fund and the Acquired Fund have similar policies with respect to purchasing shares. Investor Shares of the Successor Fund may be purchased by mail, by wire, through a dealer, through the automatic investment program or, for certain federal employees and certain other investors, through the government direct deposit program. The Successor Fund requires an initial investment of $2,000 for a regular account and minimum continuing investments of $100. The automatic investment program and the government direct deposit program have lower initial investment requirements and/or lower continuing investment minimums. In rare instances, the Successor Fund may accept securities in payment for Successor Fund shares.


   Shares of the Acquired Fund may be purchased by mail, by bank wire, through direct deposit plans offered by certain employers and government agencies, through certain tax-deferred retirement plans, or through the automatic investment plan. An initial investment in the Acquired Fund ordinarily must be at least $2,000 ($1,000 for tax-deferred retirement plans). While there is no minimum amount required for subsequent investments, the Acquired Fund may impose such a requirement.

   Following the proposed Reorganization, minimum continuing investments of $100 for regular accounts (and lower amounts for other types of accounts) will be required. For more information regarding the respective Funds' share purchase policies, see the Prospectuses of the relevant Funds.



   Redemptions. The Successor Fund and the Acquired Fund have similar policies with respect to redeeming shares. Shares of the Successor Fund may be redeemed by phone, by mail, through a dealer or, for accounts with a $5,000 minimum balance, a systematic withdrawal plan. The Successor Fund requires a signature guarantee for certain redemption requests by mail, including redemptions greater than $50,000. If an account falls below $500 due to redemptions rather than market movements, the Successor Fund may allow the shareholder 60 days to bring the balance back up. If the balance is not increased, the Successor Fund may close the account and send the shareholder the proceeds.


   Acquired Fund shares may be redeemed by mail or through a securities broker or dealer. Accounts with a value of at least $5,000 may participate in the systematic withdrawal plan. A signature guarantee is required for redemption requests in excess of $25,000. The Acquired Fund may close any account that falls below the minimum amount required by the Acquired Fund (based on actual amounts invested, unaffected by market fluctuations).


   Following the proposed Reorganization, shares of the Successor Fund may be redeemed by phone and a signature guarantee will only be required for larger redemption requests by mail. Shares of the Acquired Fund will no longer be available for purchase beginning on the next Business Day following the Closing. Redemptions of Acquired Fund shares may be effected until the Closing. For more information regarding the respective Funds' redemption policies, see the Prospectuses of the relevant Funds.



   Exchanges. Investor Shares of the Successor Fund may be exchanged for Investor Shares of other funds in the BNY Hamilton family of funds, on the basis of their respective net asset values at the time of exchange. Appendix B lists the funds in the BNY Hamilton family of funds that will be available to shareholders of the Acquired Fund after the proposed Reorganization. Investor Shares may be exchanged by the same methods as redemptions. Successor Fund shares to be exchanged for Investor Shares must have a value of at least $500 and no sales charges will be imposed on an exchange. If the shareholder will be investing in a new fund, the shareholder must also exchange enough shares to meet the minimum balance requirement of the new fund.


   As with the Successor Fund, Acquired Fund shares may be exchanged by mail and without any sales charges; however, following the proposed Reorganization, different funds will be available to Acquired Fund shareholders for exchange. For more information regarding the respective Funds' exchange policies, see the Prospectuses of the relevant Funds.


   Distributions. The Successor Fund expects to distribute all of its net investment income, if any, on an annual basis. The Successor Fund expects to distribute any respective long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Distributions are automatically paid in the form of additional fund shares, unless otherwise requested.


   Similarly, the Acquired Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. The Acquired Fund expects to distribute any respective net realized long-term capital gains at least once each year. Management determines the timing and frequency of the distributions of any net realized short-term capital gains. For more information regarding the respective Funds' distribution policies, see the Prospectuses of the relevant Funds.


   Tax Consequences. For federal income tax purposes, the exchange of shares in the proposed Reorganization will not result in recognition of gain or loss by the Acquired Fund or its shareholders. The Acquired Fund and the Successor Fund will receive an opinion of counsel to this effect. For a more detailed discussion of the federal income tax consequences, see page 17 under "Tax Consequences."

   Appraisal Rights. Under the laws of The Commonwealth of Massachusetts, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity, such as the Successor Fund. Under the laws of the State of Maryland, shareholders of the Successor Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Successor Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value prior to the date of the proposed Reorganization (subject only to certain restrictions set forth in the 1940 Act).


   Approval of the Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, which is defined in the 1940 Act as the lesser of (i) 67% of such shares present at the Special Meeting if the owners of more than 50% of the shares of the Acquired Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Acquired Fund, without regard to class.

   AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THE PLAN AND THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PLAN AND THE PROPOSED REORGANIZATION.

                                 RISK FACTORS


   Because the Acquired Fund and the Successor Fund have investment objectives and policies that are substantially similar, the risks of investing in the Successor Fund are substantially similar to the risks of investing in the Acquired Fund. An investment in the Successor Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The main risk of an investment in either Fund is that you may lose money on your investment. The value of each Fund will decrease if the value of the Fund's underlying investments decreases. The main investment risks for the Successor Fund are set forth below. The risks of investing in the Acquired Fund are substantially similar to the risks of investing in the Successor Fund and include, as explained in more detail below, market risk, interest rate risk and small and medium capitalization security risk. See the Prospectuses of the respective Funds for a complete discussion of the risks of investing in either Fund.


   The principal risks of investing in the Successor Fund are:

   The value of your investment in the Successor Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Small- and medium-capitalization stocks are more likely to experience higher price volatility and may have limited liquidity. Small- and-medium-sized companies may have limited product lines or financial resources, or may be dependent upon a particular niche of the market or a smaller or more inexperienced management group than larger companies. To the extent the Successor Fund invests in small- and-medium capitalization stocks, it will be exposed to these risks.


   While the emphasis of the Successor Fund is on growth, many holdings will represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.


   The portfolio manager's investment strategies may not work out as planned, and the Successor Fund could underperform its peers or lose money. You may, therefore, lose money.

   Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

   Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

                     COMPARISON OF INVESTMENT OBJECTIVES,
              PRINCIPAL INVESTMENT STRATEGIES AND OTHER POLICIES

   The following discussion is based upon and qualified in its entirety by the disclosures in the respective Prospectuses and Statements of Additional Information of the Acquired Fund and the Successor Fund. More information regarding the investment practices of the Acquired Fund and the Successor Fund is available in the respective Funds' Statements of Additional Information, which may be obtained from the Successor Fund at the address listed on the cover page of this Proxy Statement/Prospectus.


   Investment Objective. The Acquired Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities. Similarly, the Successor Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. The investment objective of the Acquired Fund may be changed by the Board of Trustees of the Acquired Fund without shareholder approval, but only after notification has been given to shareholders and after the Prospectus of the Acquired Fund has been revised accordingly. There can be no assurance that either Fund will achieve its investment objective.



   Principal Investment Strategies.



   To achieve their investment objectives, the Acquired Fund and the Successor Fund pursue flexible long-term investment policies emphasizing companies with strong balance sheets and growth potential, i.e., companies which are in industries or markets which are expanding or which have business lines that demonstrate potential for growth in sales and earnings or cash flow. These companies are expected to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries. Under normal circumstances, at least 80% of each Fund's assets will be invested in common stocks.


   The portfolio manager of both Funds uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. Both Funds intend to invest primarily in companies which are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). Both Funds may invest in small-, medium- or large-capitalization companies. Both Funds will also purchase securities which the portfolio manager believes are undervalued or attractively valued. The portfolio manager assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Standard & Poor's 500 Index ("S&P 500 Index").

   In addition to seeking capital growth, both Funds seek to achieve growth of income by investing in securities currently paying dividends. Both Funds may also buy securities that are not paying dividends but offer prospects for capital growth or future income, based upon the portfolio manager's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

   The portfolio manager of both Funds intends to assemble a portfolio of securities diversified as to company and industry. The portfolio manager expects that each economic sector within the S&P 500 Index will be represented in the Funds' portfolios. The portfolio manager will consider increasing or reducing the Funds' investment in a particular industry in view of the Funds' goals of achieving industry diversification. Various factors may lead the portfolio manager to consider selling a security, such as a significant change in the company's senior management or its products, a deterioration in its fundamental characteristics, or if the portfolio manager believes the security has become overvalued.


   The Acquired Fund. The Acquired Fund normally will be fully invested (subject to liquidity needs) in a portfolio of primarily domestic common stocks. When the investment advisor believes substantial price risks exist for common stocks because of uncertainties in the investment outlook or when, in the judgment of the investment advisor, it is otherwise warranted in selling to manage the Acquired Fund's portfolio, the Acquired Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper rated A-3 or better by Standard & Poor's Rating Group or Prime-3 or better by Moody's Investors Services, Inc., shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. When taking a temporary defensive position, the Acquired Fund may not achieve its investment objective.


   The Successor Fund. Although most of the Successor Fund's investments will be domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Successor Fund also may use certain derivatives (i.e., options, futures), which are investments whose value is determined by underlying securities or indices.

   As a temporary defensive measure, the Successor Fund may invest without limitation in cash or cash equivalents. Under such circumstances, the Successor Fund may not achieve its investment objective.


   Investment Limitations. The Acquired Fund and the Successor Fund have adopted certain fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of "a majority of the Fund's outstanding voting securities," as defined in the 1940 Act. Each Fund has substantially similar fundamental investment limitations with respect to: borrowing money except from banks (and, in the case of the Successor Fund, for extraordinary or emergency purposes only) in excess of one-third of each Fund's total assets; the pledge, mortgage or hypothecation of any assets, except in connection with permitted borrowings subject to the same limitation as permitted borrowings; purchasing securities on margin; underwriting securities; making loans; investing more than 25% of each Fund's total assets in any particular industry (except, in the case of the Successor Fund, such limitation does not apply with respect to investments in securities of the United States government, its agencies or instrumentalities); purchasing or selling commodities or commodity contracts including futures; purchasing real estate interests; and issuing senior securities.


   The Acquired Fund has non-fundamental investment limitations (which may be changed by action of the Board of Trustees without shareholder approval), similar to fundamental investment limitations of the Successor Fund with respect to: investing more than 15% of each Fund's net assets in illiquid securities; purchasing securities of other investment companies; purchasing oil, gas or other mineral leases; and purchasing more than 10% of the outstanding voting securities of any one issuer.

   The Acquired Fund has an additional fundamental investment limitation with respect to making short sales.


   The Acquired Fund has additional non-fundamental investment limitations with respect to: investing for the purposes of exercising control; and investing, under normal circumstances, at least 80% of its assets in common stocks.


   The Successor Fund has additional fundamental investment limitations with respect to: purchasing the securities of any one issuer if more than 5% of the Fund's total assets would be invested in securities of such issuer (except with respect to investments in securities of the United States government, its agencies or instrumentalities); purchasing or selling puts, calls, straddles, spreads or any combination thereof; and investing more than 10% of the Fund's total assets in fixed time deposits with a duration of from two business days to seven calendar days.

                                 EXPENSE TABLE

   The current expenses of the Acquired Fund and estimated Pro Forma (combined) expenses after the proposed Reorganization are shown in the following table. Expenses for the Acquired Fund are annualized based upon the operating expenses incurred by the Fund for the fiscal year ended September 30, 2001. The Successor Fund is newly organized and has not had any operations to date. Pro Forma expenses show estimated expenses of the Successor Fund for the fiscal year ending December 31, 2002 after giving effect to the proposed Reorganization. Pro Forma numbers are estimated in good faith and are hypothetical. The table does not reflect charges that institutions and financial intermediaries may impose on their customers.

   The Acquired Fund and the Successor Fund are subject to the sales load structure described in the table below. You will not pay any sales charge in connection with the Reorganization.

                               SHAREHOLDER FEES
                   (fees paid directly from your investment)


                                                                         Acquired Fund    Successor Fund
                                                                         ------------- --------------------
                                                                                         Investor Shares
                                                                                       (pro forma-combined)
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)...................................      None             None
Maximum deferred sales charge (load)
  (as a percentage of the lower of original purchase price or redemption
  proceeds).............................................................      None             None
Annual Fund Operating Expenses
  (expenses that are deducted from fund assets)
   Management fees......................................................     1.00%            0.75%
   Distribution (12b-1) fees............................................     0.06%            0.25%
   Other expenses.......................................................     0.33%            0.30%
                                                                             -----            -----
Total Annual Fund Operating Expenses....................................     1.39%*           1.30%*
                                                                             =====            =====

--------
  * GW&K has voluntarily agreed to waive management fees and/or reimburse expenses to the extent necessary to limit total Fund operating expenses to 1.25% of the Acquired Fund's average daily net assets. This arrangement may be modified or terminated at any time. The Bank of New York has voluntarily agreed to continue this arrangement with respect to the Successor Fund.


   As shown above, average annual operating expenses (net of waivers and reimbursements) for the Acquired Fund will remain the same. The Bank of New York has voluntarily agreed to continue GW&K's agreement to waive management fees and/or reimburse expenses to the extent expenses exceed 1.25% of the Successor Fund's average daily net assets. This arrangement may be modified or terminated at any time. Before waivers and reimbursements, average annual operating expenses of the Successor Fund are expected to be lower, decreasing from 1.39% of the Acquired Fund's average daily net assets to 1.30% of the Successor Fund's average daily net assets. Neither the Successor Fund nor the Acquired Fund charge any redemption fees, exchange fees, or sales charges on reinvested dividends.


                                   EXAMPLES

   The examples are intended to help you compare the cost of investing in the Acquired Fund with the estimated cost of investing in the Successor Fund after the Reorganization. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then close your account at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results.

Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.


                           Acquired Fund    Successor Fund
                           ------------- --------------------
                                           Investor Shares
                                         (pro forma-combined)
                  1 Year..    $  142            $  132
                  3 Years.    $  440            $  412
                  5 Years.    $  761            $  713
                  10 Years    $1,669            $1,568


                  INVESTMENT ADVISOR AND ADVISORY AGREEMENTS


   The Bank of New York, a bank organized under the laws of the State of New York with its principal offices located at One Wall Street, New York, New York 10286, manages the Successor Fund. The Bank of New York is a wholly-owned subsidiary of The Bank of New York Company, Inc., which is located at the same address. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $81 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $75 billion in investments for institutions and individuals, as of June 30, 2002. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.



   Gannett Welsh & Kotler, LLC, located at 222 Berkeley Street, Boston, Massachusetts 02116, is the sub-advisor to the Successor Fund and, pursuant to an interim advisory agreement, interim investment advisor to the Acquired Fund. Gannett Welsh & Kotler, LLC is a wholly-owned subsidiary of The Bank of New York, itself a wholly-owned subsidiary of The Bank of New York Company, Inc., both of which are located at One Wall Street, New York, New York 10286. GW&K has advised individual and institutional clients since 1974 and has assets under management in excess of $5 billion, as of June 30, 2002.


   Under the terms of the advisory agreements of each Fund, the investment advisory services The Bank of New York and GW&K provide to the Funds are not exclusive. The Bank of New York and GW&K are free to render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives, and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Acquired Fund and the Successor Fund. Such accounts are supervised by officers and employees of The Bank of New York, who may also be acting in similar capacities for the Acquired Fund or the Successor Fund.

   Under the terms of the investment advisory agreement between the Successor Fund and The Bank of New York, The Bank of New York has agreed to provide, either directly or through one or more sub-advisors, investment advisory services for the Successor Fund as described in the Successor Fund's Prospectus. For the services provided and expenses assumed pursuant to the advisory agreement, the Successor Fund is obligated to pay The Bank of New York a fee, computed daily and paid monthly, at an annual rate of 0.75%, calculated as a percentage of the average daily net assets of the Successor Fund. For its sub-advisory services, The Bank of New York pays GW&K a fee equal to 0.75% of the average daily net assets of the Successor Fund. Pursuant to an interim advisory agreement, the Acquired Fund pays GW&K a fee, paid monthly, at an annual rate of 1.00%.

   After the proposed Reorganization, the rate of advisory fee to be paid by the Successor Fund will be lower than the rate payable by the Acquired Fund under its interim advisory agreement with GW&K or under its previous advisory agreement with GW&K.

   The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Successor Fund contemplated by the investment advisory agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations. It is, however, possible that future change in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Successor Fund.

   If The Bank of New York were prohibited from acting as investment advisor to the Successor Fund, it is expected that the Directors would recommend to the Fund's shareholders that they approve the Fund's entering into a new advisory agreement with another qualified advisor selected by the Directors.

                 INVESTMENT PERSONNEL OF THE BANK OF NEW YORK

   The Successor Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program. Mr. White is currently an employee of Gannett Welsh & Kotler, LLC, a wholly-owned subsidiary of The Bank of New York. Mr. White is the portfolio manager of the Acquired Fund.

              INTEREST IN THE BANK OF NEW YORK IN THE ACQUISITION

   The Bank of New York and GW&K may be deemed to have an interest in the Plan and the Reorganization because they provide investment advisory services to the Successor Fund and the Acquired Fund. The Bank of New York and GW&K receive compensation from each Fund for services they provide pursuant to separate advisory agreements which, in the case of the Acquired Fund, is an interim agreement. The terms and provisions of the current arrangements between the Successor Fund and The Bank of New York and GW&K are described in the Successor Fund's Prospectus and Statement of Additional Information. Future growth of assets of the Successor Fund, if any, can be expected to increase the total amount of fees payable to The Bank of New York and GW&K.

                           PERFORMANCE OF THE FUNDS

   The Successor Fund is a new fund and the assets that it receives from the Acquired Fund will constitute its initial investment portfolio. Because the Successor Fund has not yet commenced operations, it does not have an investment performance record. However, if the Reorganization is approved, after the Reorganization, as successor to the Acquired Fund, the Successor Fund will assume the investment record of the Acquired Fund set forth below.


   The quoted performance of the Successor Fund will reflect the performance of the Acquired Fund, for periods after December 9, 1996, and the performance of the predecessor of the Acquired Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. Each of the Acquired Fund and the Partnership was managed by GW&K with investment objectives, policies and strategies substantially similar to those that will be employed by GW&K in managing the Successor Fund. The prior performance of the Successor Fund will be that of the Acquired Fund because the Successor Fund is the legal and accounting successor to the Acquired Fund.

   While GW&K will employ for the Successor Fund investment objectives and strategies that are substantially similar to those that were employed by GW&K in managing the Acquired Fund and the Partnership, in managing the Successor Fund, GW&K may be subject to certain restrictions on its investment activities to which, as investment advisor to the Partnership, it was not previously subject. The Partnership was not registered under the 1940 Act and therefore was not subject to certain restrictions that are imposed by the 1940 Act, such as limits on the percentage of assets invested in the securities of issuers in a single industry, diversification requirements and requirements regarding distributing income to shareholders. If the Partnership had been so registered, performance may have been adversely affected. Operating expenses are incurred by the Successor Fund (and were incurred by the Acquired Fund) that were not incurred by the Partnership.



   With respect to periods prior to December 10, 1996, the following performance data represents the prior performance data of the Partnership and not the prior performance of the Acquired Fund, and should not be relied upon by investors as an indication of future performance of the Successor Fund. This performance data measures the percentage change in the value of an account between the beginning and end of a period and is net of all expenses incurred. The results presented are not intended to predict or suggest the return to be experienced by the Successor Fund or the return you might achieve by investing in the Successor Fund. Past performance (before and after taxes) is not an indication of future performance. The following table demonstrates the risk of investing in the Acquired Fund (and, if the Reorganization is approved, in the Successor Fund) by showing the year-to-year returns and pattern of price volatility.


Rates of Return (%)


Period                                      Acquired Fund/(1)/ S&P 500 Index* Russell 2000 Index**
------                                      -----------------  -------------- --------------------
Year Ended 12/31/92........................        6.19              7.62             18.41
Year Ended 12/31/93........................       18.34             10.08             18.91
Year Ended 12/31/94........................       -4.06              1.32             -1.82
Year Ended 12/31/95........................       40.19             37.58             28.44
Year Ended 12/31/96........................       15.96             22.96             16.49
Year Ended 12/31/97........................       25.51             33.36             22.36
Year Ended 12/31/98........................       17.68             28.58             -2.55
Year Ended 12/31/99........................       31.29             21.04             21.26
Year Ended 12/31/00........................       12.83             -9.11             -3.02
Year Ended 12/31/01........................      -19.62            -11.88              2.49
Five Years Ended 12/31/01 Cumulative Return       75.87             66.22             43.72
Ten Years Ended 12/31/01 Cumulative Return.      244.71            237.14            197.75



(1) Year-to date returns as of June 30, 2002 were (15.34)%.



   During the period shown in the table above, the highest return for a quarter was 24.53% during the quarter ended December 31, 1999 and the lowest return for a quarter was -20.75% during the quarter ended September 30, 2001.



   The following table shows changes in the Acquired Fund's performance over various periods and how the Fund's average annual returns compare with those of the S&P 500 Index and the Russell 2000 Index. Average annual returns for the S&P 500 Index and the Russell 2000 Index do not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns shown below are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for Periods Ended 12/31/01 (%)


                                                                  1 Year 5 Years 10 Years
                                                                  ------ ------- --------
Acquired Fund
   Returns Before Taxes.......................................... -19.62  11.95   13.17
   Returns After Taxes on Distributions.......................... -20.14  10.73   10.69
   Returns After Taxes on Distributions and Sale of Fund Shares.. -11.64   9.84    9.79
S&P 500 Index*................................................... -11.88  10.70   12.92
Russell 2000 Index**.............................................   2.49   7.52   11.53

--------
* The S&P 500 Index is an unmanaged index of 500 large U.S. companies. ** The Russell 2000 Index is an unmanaged index of small U.S. companies.

                     INFORMATION ABOUT THE REORGANIZATION


   The Agreement and Plan of Reorganization. The following summary is qualified in its entirety by reference to the form of Plan, which is attached as Appendix A. The Plan provides for the transfer of all of the assets of the Acquired Fund to the Successor Fund in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Acquired Fund's stated liabilities. The Acquired Fund will distribute the shares of the Successor Fund received in the exchange to the shareholders of the Acquired Fund and then the Acquired Fund will be liquidated. The Closing Date is expected to be as soon as practicable following the Special Meeting.


   After the proposed Reorganization, shareholders of the Acquired Fund will own shares of the Successor Fund having an aggregate value equal to the aggregate value of the class of shares in the Acquired Fund held by such shareholder as of the close of business on the day of the Closing.

   Shareholders of the Acquired Fund will receive Investor Shares of the Successor Fund. In the interest of economy and convenience, shares of the Successor Fund generally will not be represented by physical certificates.

   Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Successor Fund for the redemption of its shares received by the shareholder in the proposed Reorganization.

   The obligations of the Funds under the Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Plan also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Plan.

   Approval of the Plan with respect to the Acquired Fund requires the affirmative vote of a majority of the Acquired Fund's outstanding voting securities, which is defined in the 1940 Act as the lesser of (i) 67% of such shares present at the Special Meeting if the owners of more than 50% of the shares of the Acquired Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Acquired Fund, without regard to class. Shareholders of the Acquired Fund are entitled to one vote for each share. If the Plan is not approved by shareholders of the Acquired Fund, the Board of Trustees will consider other possible courses of action available to it, including resubmitting the Reorganization proposal to shareholders.


   Reasons for the Reorganization. On April 30, 2002, The Bank of New York acquired GW&K, the prior and interim investment advisor to the Acquired Fund. GW&K is currently a wholly-owned subsidiary of The Bank of New York. The Bank of New York is one of the largest commercial banks in the United States, with over $81 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $75 billion in investments for institutions and individuals, as of June 30, 2002.


   In connection with The Bank of New York's acquisition of GW&K, The Bank of New York is proposing to transfer the assets of the Acquired Fund to the Successor Fund, with the Successor Fund surviving the acquisition. The Bank of New York is the investment advisor of the Successor Fund and GW&K is the sub-advisor of the Successor Fund.

   As a result of The Bank of New York's acquisition of GW&K, the previous advisory agreement between the Acquired Fund and GW&K terminated pursuant to its terms and the 1940 Act. On April 23, 2002, the Board of Trustees approved an interim advisory agreement for the Acquired Fund with GW&K. Pursuant to the applicable rules and regulations under the 1940 Act, this interim advisory agreement will expire 150 days from April 30, 2002, or September 26, 2002.

   Following the acquisition of GW&K by The Bank of New York and after carefully considering the status of the Acquired Fund and all alternatives, the Board considered and approved the Plan and the Reorganization at a meeting held on May 21, 2002. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons," as defined in the 1940 Act (the "Disinterested Trustees"), of the Acquired Fund, determined that the proposed Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In presenting the Plan and the Reorganization to the Board of Trustees, The Bank of New York emphasized, and the Board of Trustees focused on (i) the expense ratios and information regarding fees and expenses of the Acquired Fund and the Successor Fund, including the expense limitation arrangements, (ii) that portfolio management would be unaffected, (iii) the substantial similarity of the Successor Fund's investment objectives, policies and restrictions with those of the Acquired Fund, (iv) the tax-free nature of the Reorganization to the Acquired Fund and its shareholders for federal income tax purposes, and (v) that The Bank of New York offered greater distribution capabilities to the Acquired Fund, which may potentially result in efficiencies.

   The proposed Reorganization will allow the Acquired Fund shareholders to continue to participate in a portfolio that is professionally managed in a fund with a substantially similar investment objective. As shareholders of the Successor Fund, these shareholders will be able to exchange into other mutual funds in the group of the BNY Hamilton fund family that offer the same class of shares in which such shareholder will be invested after the proposed Reorganization. The Board of Trustees recognized that there can be no assurance that any benefits (such as increased efficiencies) would be realized.


   Board Considerations. The Board of Trustees of the Acquired Fund, in recommending the proposed transaction, considered a number of factors, including the following:


      (1) expense ratios and information regarding fees and expenses of the Acquired Fund and fees and estimated expenses of the Successor Fund, including the expense limitation arrangements;

      (2) the Reorganization would not dilute the interests of the Acquired Fund's current shareholders;

      (3) that portfolio management would be unaffected;

      (4) the substantial similarity of the Successor Fund's investment objectives, policies and restrictions with those of the Acquired Fund;


      (5) the tax-free nature of the Reorganization to the Acquired Fund and its shareholders for federal income tax purposes and that the Acquired Fund would receive an opinion of counsel to this effect;



      (6) the terms and conditions of the Reorganization and the fact that the Successor Fund will assume the stated liabilities of the Acquired Fund;


      (7) the fact that The Bank of New York will bear the expenses incurred by the Acquired Fund and the Successor Fund in connection with the Reorganization;

      (8) the fact that the Successor Fund will indemnify the Trustees of the Acquired Fund against certain liabilities;

      (9) the investment resources of the Successor Fund and increased distribution capabilities available to the Successor Fund;

      (10) the quality and caliber of services that have been enjoyed by shareholders of the BNY Hamilton Funds, Inc.;

      (11) whether it is in the best interests of the Acquired Fund's shareholders to continue to operate the Acquired Fund; and

      (12) alternatives to merging the Acquired Fund and the ability of the Acquired Fund shareholders to redeem their shares.

   During their consideration of the Reorganization, the Trustees of the Acquired Fund met with fund counsel and counsel to the independent Trustees (as such term is defined in the 1940 Act) regarding the legal issues involved.

   The Board of Directors of the Successor Fund has also determined that it is advantageous to the Successor Fund to effect the Reorganization. Accordingly, the Board of Directors of the Successor Fund, including the Directors who are not "interested persons," as defined in the 1940 Act, has unanimously determined that the Reorganization is in the best interests of the Successor Fund and its shareholders and that the interests of the Successor Fund's shareholders would not be diluted as a result of the proposed Reorganization.

                              TAX CONSIDERATIONS


   If the proposed Reorganization is consummated as contemplated by the Plan, it is the opinion of Sullivan & Cromwell (based upon certain facts, qualifications, assumptions and representations) that, for federal income tax purposes: (i) the Reorganization will qualify as a tax-free reorganization and the Funds will each be a "party to a reorganization" within the meaning of the Code; (ii) no gain or loss will be recognized by Acquired Fund shareholders on the conversion of shares of the Acquired Fund into Successor Fund shares; (iii) the aggregate basis of the Successor Fund shares received by Acquired Fund shareholders will be the same as the aggregate basis of Acquired Fund shares converted into such Successor Fund shares; and (iv) the holding periods of the Successor Fund shares received by the Acquired Fund shareholders will include the holding periods of the Acquired Fund shares converted into such Successor Fund shares, provided that at the time of the Reorganization Acquired Fund shares are held by such shareholders as capital assets.



   Immediately prior to the proposed Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders the Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforwards). Such dividends may be included in the taxable income of the Acquired Fund's shareholders.


   Shareholders should consult their tax advisor regarding the federal, state, local and foreign tax consequences of the proposed Reorganization with respect to their individual circumstances.

                    DESCRIPTION OF SECURITIES TO BE ISSUED

   BNY Hamilton Funds, Inc. is registered with the SEC as an open-end management investment company. The Successor Fund is a newly-created series of BNY Hamilton Funds, Inc. The Successor Fund offers two different classes of shares, Investor Shares and Institutional Shares. Investor Shares are subject to a Rule 12b-1 fee which is used to compensate the Successor Fund's distributor for distribution of fund shares. Investor Shares are not subject to any front-end or back-end sales charges. Institutional Shares are not subject to a Rule 12b-1 fee, but are restricted to direct investments over $100,000 or to investors who have specific asset management relationships with the investment advisor.


   Shares of the Successor Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Successor Fund's Statement of Additional Information. The Successor Fund will not issue share certificates to its shareholders. Following the proposed Reorganization, shareholders of the Acquired Fund will receive Investor Shares of the Successor Fund.


   Holders of shares of the Successor Fund are entitled to one vote per full share and fractional votes for fractional shares held.

                                CAPITALIZATION


   If the Reorganization is approved, shares of the Acquired Fund will be exchanged on a one to one basis with shares of the Successor Fund. The following table shows on an unaudited basis, the capitalization of the Acquired Fund as of March 31, 2002, and of the Successor Fund on a Pro Forma basis as of March 31, 2002, giving effect to the proposed Reorganization:



                                                          Net Asset
                                                          Value Per   Shares
                                              Net Assets    Share   Outstanding
                                              ----------- --------- -----------
Acquired Fund................................ $77,544,222  $13.30    5,829,959
Pro Forma--Successor Fund
   Investor Shares........................... $77,544,222  $13.30    5,829,959
   Institutional Shares...................... $         0     N/A            0
                                              -----------            ---------
   Total..................................... $77,544,222            5,829,959
                                              ===========            =========

--------

* The Successor Fund does not currently offer any class of shares. As a newly created series, the Successor Fund will have nominal assets and liabilities immediately prior to the closing.


                        EXPENSES OF THE REORGANIZATION

   The Bank of New York will bear the entire cost of the proposed
Reorganization including, but not limited to, costs associated with preparation of the BNY Hamilton Fund, Inc.'s registration statement, printing and distributing the Successor Fund's prospectus and the Acquired Fund's proxy material, legal fees, accounting fees, securities registration fees, and the expense of holding shareholders' meetings.

                ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND


   Net Asset Value. Normally, the Successor Fund calculates its net asset value ("NAV") at the close of regular trading on The New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open. When market prices are not available, the Successor Fund will use fair value prices as determined by the Board of Directors. Purchase and redemption orders received before the regular close of The New York Stock Exchange will be executed at the NAV calculated at that day's close. The Successor Fund may invest in securities that are traded on foreign exchanges, which may be open when The New York Stock Exchange is closed. The value of an investment in the Successor Fund may change on days when a shareholder will be unable to purchase or redeem shares.

                      INFORMATION ON SHAREHOLDERS' RIGHTS


   General. The Acquired Fund and the Successor Fund are both series of open-end management investment companies registered under the 1940 Act. The Acquired Fund is a series of a Massachusetts business trust, governed by its Agreement and Declaration of Trust, dated April 24, 1996, as amended (the "Declaration of Trust"), By-Laws and Board of Trustees. The Successor Fund is a series of a Maryland corporation organized on May 1, 1992, governed by its Articles of Incorporation, By-Laws and Board of Directors. Each Fund is also governed by applicable state and federal law. The Successor Fund has an authorized capital of 200,000,000 shares of Investor Shares stock with a par value of $.001 per share. The Acquired Fund has an unlimited number of transferable shares of beneficial interest without par value. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions except that expenses related to the distribution of each class of shares of the relevant Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan, if any, pertaining to that particular class.



   Multi-class Structure. Each Fund is authorized to offer multiple classes. The Successor Fund will offer and expects to continue to offer Investor Shares and Institutional Shares following the Reorganization. The Acquired Fund currently offers one class of shares and will not offer such shares following the Reorganization. The Acquired Fund is permitted to offer additional classes of shares by its Declaration of Trust, but such classes are not currently offered and do not have any outstanding shares.



   Trustees/Directors. The Declaration of Trust of the Acquired Fund and the By-Laws of the Successor Fund provide that the term of office of each Trustee or Director, respectively, shall be from the time of his or her election and qualification until, in the case of the Successor Fund, his or her successor shall have been elected and shall have qualified or the conclusion of the first regular meeting of the Board following such Director's seventieth birthday or, in the case of the Acquired Fund, the termination of the trust or until such trustee dies, retires, resigns or is removed. Trustees of the Acquired Fund may be removed with or without cause by the affirmative vote of two-thirds of the Trustees or by the vote or declaration of two-thirds of the shares outstanding. Pursuant to Maryland law, Directors of the Successor Fund may be removed, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast for the election of directors. Vacancies on the Boards of either the Acquired Fund or the Successor Fund may be filled by the Trustees/Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Trustee/Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees/Directors then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Trustees/Directors whenever (a) fewer than a majority of the Trustees/Directors then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Trustees/Directors and must be filled.



   Voting Rights. Neither the Acquired Fund or the Successor Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees/Directors unless and until such time as less than a majority of the Trustees/Directors of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Trustees/Directors. At such times, the Trustees or Directors then in office will call a shareholders' meeting for the election of Trustees/Directors.



   Liquidation or Termination. In the event of the liquidation or termination of either the Acquired Fund or the Successor Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Trustees or Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.



   Liability of Trustees or Directors. The Articles of Incorporation of the Successor Fund provide that its Directors and officers shall not be liable to the Successor Fund for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law. The Declaration of Trust of the Acquired Fund provides that Trustees and officers shall not be personally liable for any extension of credit to, contract with or claim against the Acquired Fund. Trustees of the Acquired Fund shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Acquired Fund, or the act or omission of any other Trustee. The Declaration of Trust, however, does not protect a Trustee or officer against any liability to which such person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The constituent instruments of each of the Successor Fund and the Acquired Fund provide that the relevant Fund shall indemnify each Trustee/Director and officer and permit advances for the payment of expenses, subject to certain conditions, relating to the matter for which indemnification is sought, in the case of the Successor Fund, to the fullest extent permitted by applicable law and, in the case of the Acquired Fund, except for, among other things, bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.


   Rights of Inspection. Maryland law permits any shareholder of the Successor Fund or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the relevant Fund on file at its principal offices. The Declaration of Trust of the Acquired Fund provides that the records of the Acquired Fund shall be open for inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.



   Shareholder Liability. Under Maryland law, shareholders of the Successor Fund do not have personal liability for corporate acts and obligations. Shares of the Successor Fund issued to the shareholders of the Acquired Fund in the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.


   Massachusetts law provides that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. However, the Declaration of Trust of the Acquired Fund disclaims shareholder liability for acts or obligations of the Acquired Fund. The Declaration of Trust of the Acquired Fund provides for indemnification from the Acquired Fund's property against all loss and expense arising from such liability. Thus, the risk of shareholder liability is limited to circumstances in which the Acquired Fund would be unable to meet its obligations. Upon payment of any liability incurred by the Acquired Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Acquired Fund.

   The foregoing is only a summary of certain characteristics of the operations of the Successor Fund and the Acquired Fund. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the corporate documents and state laws governing each Fund for a more thorough description.

   THE BOARD OF TRUSTEES OF THE ACQUIRED FUND, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 1

            PROPOSAL NUMBER 2--APPROVAL OF A NEW ADVISORY AGREEMENT




   As a result of the acquisition of GW&K by The Bank of New York, you are being asked to approve a new advisory agreement between the Trust, on behalf of the GW&K Equity Fund, and The Bank of New York (the "New Advisory Agreement"). The reason the GW&K Equity Fund requires a new advisory agreement is that on April 30, 2002, the date the acquisition of GW&K was consummated, the then-existing investment advisory agreement for the GW&K Equity Fund (the "Previous Advisory Agreement") terminated pursuant to its terms and the 1940 Act, and the closing of the Reorganization, if approved, is expected to occur later than September 26, 2002, when the interim advisory agreement between the GW&K Equity Fund and GW&K terminates.

   In anticipation of the termination of the Previous Advisory Agreement, at a meeting held on April 23, 2002, the Board of Trustees, a majority of whom were Disinterested Trustees, unanimously approved an interim advisory agreement for the GW&K Equity Fund with GW&K (the "Interim Advisory Agreement") containing substantially the same terms as the Previous Advisory Agreement between GW&K and the GW&K Equity Fund. The Interim Advisory Agreement terminates, pursuant to its terms and the requirements of the 1940 Act, upon the earlier of 150 days from April 30, 2002, which is September 26, 2002, or the date of approval by the shareholders of a new advisory agreement. More information about the Previous, Interim and New Advisory Agreements is set forth below.



   The Board of Trustees, including a majority of the Disinterested Trustees, recommend that shareholders approve the New Advisory Agreement. A form of the New Advisory Agreement is attached as Appendix C.



   You are also being asked, in Proposal Number 3, to approve a new subadvisory agreement between The Bank of New York and GW&K (the "New Subadvisory Agreement"). The New Advisory Agreement will only be implemented if it is approved and the New Subadvisory Agreement, discussed in Proposal Number 3, is also approved.



                INFORMATION ABOUT THE BANK OF NEW YORK AND GW&K



   If Proposal No. 1 is not approved and Proposal Number 2 and Proposal Number 3 are approved, GW&K would serve as subadvisor to the GW&K Equity Fund pursuant to the New Subadvisory Agreement and The Bank of New York would serve as investment advisor to the GW&K Equity Fund pursuant to the New Advisory Agreement.



   Gannett Welsh & Kotler, Inc., located at 222 Berkeley Street, Boston, Massachusetts 02116, served as investment advisor to the GW&K Equity Fund pursuant to the Previous Advisory Agreement. Gannett Welsh & Kotler, LLC, located at the same address, serves as interim investment advisor to the GW&K Equity Fund pursuant to the Interim Advisory Agreement. Gannett Welsh & Kotler, LLC is a wholly-owned subsidiary of The Bank of New York, itself a wholly-owned subsidiary of The Bank of New York Company, Inc., both of which are located at One Wall Street, New York, New York 10286. GW&K has advised individual and institutional clients since 1974 and has assets under management in excess of $5 billion, as of June 30, 2002.



   The Bank of New York, with its principal offices located at One Wall Street, New York, New York 10286, is a wholly-owned subsidiary of The Bank of New York Company, Inc. which is located at the same address. The Bank of New York is a bank organized under the laws of the State of New York. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $81 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $75 billion in investments for institutions and individuals, as of June 30, 2002. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.


   More information about GW&K and The Bank of New York, their managers and principal executive officers, including those who are also officers of the GW&K Equity Fund, and certain of their investment company clients with similar investment objectives to the GW&K Equity Fund is presented in Appendix E.


                        THE PREVIOUS ADVISORY AGREEMENT


   Prior to April 30, 2002, GW&K served as investment advisor to the GW&K Equity Fund pursuant to the Previous Advisory Agreement, dated December 4, 1996, between the Trust, on behalf of the GW&K Equity Fund, and GW&K. The Previous Advisory Agreement was last approved by the GW&K Equity Fund's shareholders on October 20, 1996 and was last approved for continuance by the Board of Trustees at a meeting held on November 20, 2001. The provisions of the Interim Advisory Agreement and the Previous Advisory Agreement are substantially the same, except as noted below. See "The Interim Advisory Agreement" below.

   Service Provided. The Previous Advisory Agreement authorized GW&K, subject to the GW&K Equity Fund's investment objectives, policies and restrictions, the supervision and control of the Board of Trustees and applicable laws, to select portfolio securities for investment by the Trust on behalf of the GW&K Equity Fund, to purchase and sell securities of the GW&K Equity Fund, and to place orders for the execution of portfolio transactions made in accordance with that agreement. GW&K was also responsible for maintaining certain records in connection with brokerage transactions. In addition, the Previous Advisory Agreement specified that GW&K employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services rendered under that agreement. GW&K was also responsible for compensating Trustees, officers and employees of the Trust who were also partners or employees of GW&K.

   Under the Previous Advisory Agreement, the GW&K Equity Fund was responsible for the payment of all operating expenses of the Trust, including, fees and expenses incurred by the Trust in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer, shareholder service and dividend disbursing agent and the accounting and pricing agent of the GW&K Equity Fund, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the GW&K Equity Fund, the fees and expenses of Disinterested Trustees, the cost of preparing, printing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's officers and Trustees with respect to any such litigation, or any other expense not specifically described above incurred in the performance of the Trust's obligations. All other expenses not expressly assumed by GW&K incurred in connection with the organization, registration of shares and operations of the GW&K Equity Fund would also be borne by the GW&K Equity Fund.

   The Previous Advisory Agreement provided for termination at any time without penalty immediately upon written notice to the other party in the event of a breach of any provision by the party receiving the written notice, or otherwise on sixty days' prior written notice and provided that it would automatically terminate in the event of its assignment. It also provided that GW&K would not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions did not result from GW&K's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to GW&K in its actions under the agreement or breach of its duty or of its obligations under the agreement. Notwithstanding any indemnification provision in the Previous Advisory Agreement, the 1940 Act and the Investment Advisers Act of 1940 limit the circumstances under which an investment advisor may be indemnified.

   The terms of the Previous Advisory Agreement permitted GW&K to serve as investment advisor to other persons, firms or corporations, including other investment companies.

   Under the Previous Advisory Agreement, GW&K was specifically authorized to select brokers who also provide brokerage and research services to the GW&K Equity Fund and/or other accounts over which GW&K exercised investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if GW&K determined in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms of a particular transaction or GW&K's overall responsibilities with respect to the GW&K Equity Fund and to accounts over which it exercised investment discretion. For the fiscal year ended September 30, 2001, the GW&K Equity Fund did not pay any commissions to an affiliated broker-dealer of the GW&K Equity Fund.

   Fees. For the services provided and payments made by GW&K under the Previous Advisory Agreement, GW&K was paid a fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of the GW&K Equity Fund's average daily net assets. The aggregate amount paid for the fiscal year ended September 30, 2001 was $816,690, net of voluntary fee waivers of $132,459.


                        THE INTERIM ADVISORY AGREEMENT


   The Interim Advisory Agreement was approved by the Board of Trustees as a temporary measure to provide for continuity of management of the GW&K Equity Fund following the acquisition of GW&K. The provisions of the Interim Advisory Agreement and the Previous Advisory Agreement, which is summarized above, are substantially the same, except for the commencement and termination dates. The Interim Advisory Agreement was approved by a majority of the Disinterested Trustees of the GW&K Equity Fund at a meeting held on April 23, 2002. The Interim Advisory Agreement will continue until the earlier of September 26, 2002 or the approval of a new advisory agreement by the shareholders of the GW&K Equity Fund, and will automatically terminate at that time.


   As required by Rule 15a-4(b)(2)(vi) of the 1940 Act, the Interim Advisory Agreement provides that advisory fees earned by GW&K with respect to the GW&K Equity Fund will be deposited into an interest-bearing escrow account with Investors Bank & Trust, and will be paid to GW&K only if a majority of the shareholders of the GW&K Equity Fund approve a New Advisory Agreement for the GW&K Equity Fund. If shareholders of the GW&K Equity Fund do not approve a New Advisory Agreement, GW&K will receive as compensation or reimbursement in respect of the GW&K Equity Fund the lesser of: (i) the fee under the Interim Advisory Agreement at an annual rate of 1.00% of the GW&K Equity Fund's average daily net assets; or (ii) the costs of providing services during the term of the Interim Advisory Agreement (plus, in each case, interest earned on that amount while in escrow).



                          THE NEW ADVISORY AGREEMENT



   The following summary is qualified in its entirety by reference to the form of the New Advisory Agreement which is attached as Appendix C.



   Service Provided. The terms of the New Advisory Agreement between the GW&K Equity Fund and The Bank of New York are the same in all material respects as the terms of the Previous Advisory Agreement. The principal changes largely reflect conforming changes that have been made to promote consistency among the funds advised by The Bank of New York and to permit ease of administration. The principal changes are: (1) the identity of the parties; (2) commencement and termination dates; (3) The Bank of New York is no longer responsible for compensating Trustees, officers and employees of the Trust who are also employees of the investment advisor; (4) changes to the termination provisions to conform with requirements of the 1940 Act; and (5) the reduction of management fees. Under the New Advisory Agreement, subject to the control of the Board of Trustees and in compliance with the objectives, policies and limitations set forth in the Trust's Registration Statement and applicable laws and regulations, The Bank of New York is employed to manage the investment and reinvestment of the assets of the GW&K Equity Fund, to continuously review, supervise and administer the investment program of the GW&K Equity Fund, to determine in its discretion the securities to be purchased or sold and the portion of the GW&K Equity Fund's assets to be held uninvested, to provide the Trust with records concerning The Bank of New York's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning The Bank of New York's discharge of its responsibilities.



   Pursuant to the New Advisory Agreement, The Bank of New York will provide, at its own expense, the office space, furnishings and equipment and the personnel required to perform the services on the terms and for the compensation provided in the agreement.

   Under the New Advisory Agreement, the services of The Bank of New York to the GW&K Equity Fund are not to be deemed exclusive, and The Bank of New York is free to render similar services to others.


   The New Advisory Agreement provides that The Bank of New York may effect individual securities transactions at commission rates in excess of the minimum commission rate available, if The Bank of New York determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or The Bank of New York's overall responsibilities with respect to the Trust.




   The New Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of The Bank of New York in performance of its obligations and duties under the agreement, (ii) reckless disregard by The Bank of New York of its obligations and duties under the agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), The Bank of New York shall not be subject to any liability whatsoever to the GW&K Equity Fund, or to any shareholder of the GW&K Equity Fund for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the GW&K Equity Fund. Notwithstanding any indemnification provision in the New Advisory Agreement, the 1940 Act and the Investment Advisers Act of 1940 limit the circumstances under which an investment advisor may be indemnified.



   If approved by the shareholders of the GW&K Equity Fund, the New Advisory Agreement shall continue in effect for the GW&K Equity Fund until August 31, 2004, and from year to year thereafter, subject to termination as provided below, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the GW&K Equity Fund (as defined in the 1940 Act) or by a vote of the Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of the Trustees who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement will terminate automatically upon its assignment and is terminable at any time without penalty by a vote of a majority of the entire Board of Trustees or by a vote of a majority of the outstanding voting securities of the GW&K Equity Fund (as defined in the 1940
Act) on 60 days' written notice to The Bank of New York.



   Fees. As compensation for services rendered by The Bank of New York under the New Advisory Agreement, the Trust shall pay to The Bank of New York at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of 0.75% of the GW&K Equity Fund's average daily net assets. If the fee under the New Advisory Agreement had been in effect for the fiscal year ended September 30, 2001, the aggregate amount paid would have been $612,518. This would have represented a decrease of 25% less than the aggregate amount of $816,690 actually paid.

                                   FEE TABLE



   The table below describes the fees and expenses (before waivers) for the GW&K Equity Fund under the Previous Advisory Agreement and the New Advisory Agreement and the New Subadvisory Agreement (neither the Trust or the GW&K Equity Fund shall be responsible for any portion of the compensation payable to GW&K under the New Subadvisory Agreement).


                        TRANSACTION FEES ON INVESTMENTS
                   (fees paid directly from your investment)

                                                                  New Advisory
                                                                Agreement and New
                                              Previous Advisory    Subadvisory
                                                  Agreement         Agreement
                                              ----------------- -----------------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price).....................................       None              None
Maximum deferred sales charge (load) (as a
  percentage of the lower of
  original purchase price or redemption
  proceeds)..................................       None              None
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)........
   Management fees...........................       1.00%             0.75%
   Distribution (12b-1) fees.................       0.06%             0.25%
   Other expenses............................       0.33%             0.30%
                                                    ----              ----
Total Annual Fund Operating Expenses.........       1.39%*            1.30%*

--------

* GW&K has voluntarily agreed to waive management fees and/or reimburse expenses to the extent necessary to limit total Fund operating expenses to 1.25% of the GW&K Equity Fund's average daily net assets. This arrangement may be modified or terminated at any time. The Bank of New York has voluntarily agreed to continue this arrangement with respect to the GW&K Equity Fund.



                                   EXAMPLES



   The examples are intended to help you compare the cost of investing in the GW&K Equity Fund under the Previous Advisory Agreement and the New Advisory Agreement and the New Subadvisory Agreement. The examples assume that you invest $10,000 in the GW&K Equity Fund for the time periods indicated and then close your account at the end of those periods. The examples also assume that your investment has a 5% return each year and that the GW&K Equity Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.



                                                                              New Advisory
                                                        Previous Advisory   Agreement and New
                                                            Agreement     Subadvisory Agreement
                                                        ----------------- ---------------------
1 Year.................................................      $  142              $  132
3 Years................................................      $  440              $  412
5 Years................................................      $  761              $  713
10 Years...............................................      $1,669              $1,568








                            EVALUATION BY THE BOARD



   The Trustees discussed the acquisition of GW&K and its implications for the GW&K Equity Fund at a meeting held on April 23, 2002. The Trustees received from representatives of The Bank of New York such information as the Trustees requested and as was reasonably necessary to evaluate the terms of the Interim Advisory Agreement and the New Advisory Agreement.

   During the April 23 meeting, the Trustees (including a majority of the Disinterested Trustees), after evaluation and with the advice and assistance of counsel, voted to approve the Interim Advisory Agreement and the New Advisory Agreement.



   In determining whether it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Board, including the Trustees who are not parties to the New Advisory Agreement or interested persons of such parties, considered various materials and representations provided by The Bank of New York, including that portfolio management would be unaffected and considered a report provided by The Bank of New York, and was advised by independent legal counsel with respect to these matters.





   During their deliberations with respect to the New Advisory Agreement, the Trustees reviewed and discussed financial and other information provided by The Bank of New York. Among other things, the Trustees considered: (1) the nature and quality of services to be provided by each of The Bank of New York and GW&K, including the overall performance record of The Bank of New York with respect to other equity funds it manages, and the fact that the performance record of the GW&K Equity Fund, under the management of GW&K, compared favorably with the performance records of other multi-cap equity funds; (2) the investment personnel and compliance resources of both The Bank of New York and GW&K, including that the same individual would continue as portfolio manager and that portfolio management was expected to be unaffected; (3) that The Bank of New York would receive fall-out benefits that should be taken into consideration in negotiating the fee; (4) that The Bank of New York offered greater distribution capabilities, which may potentially result in efficiencies from economies of scale; (5) that the management fees to be paid by the Fund were comparable to management fees paid by other similar funds and lower than those paid under the Previous Advisory Agreement; and (6) that The Bank of New York is a significant and sophisticated investment manager with substantial experience in providing investment advisory and management services to investment companies. The Board also considered voluntary limits on Fund expenses undertaken by The Bank of New York. The Board noted that The Bank of New York would be responsible for compensating GW&K for providing investment sub-advisory services to the Fund.



   The Board of Trustees of the GW&K Equity Fund, including the Disinterested Trustees, recommends that the shareholders of the GW&K Equity Fund approve the New Advisory Agreement.


Required Vote


   In order to be approved by shareholders, the New Advisory Agreement must be approved by the holders of a majority of the outstanding voting securities of the GW&K Equity Fund, which is defined in the 1940 Act as the lesser of (i) 67% of such shares present at the Special Meeting if the owners of more than 50% of the shares of the GW&K Equity Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the GW&K Equity Fund, without regard to class.



   In the event shareholder approval of the New Advisory Agreement and the New Subadvisory Agreement is not obtained, the Trustees will take such action as they deem to be in the best interests of the GW&K Equity Fund and its shareholders.


         THE BOARD OF TRUSTEES OF THE GW&K EQUITY FUND, INCLUDING THE

    DISINTERESTED TRUSTEES, RECOMMENDS THAT YOU VOTE FOR PROPOSAL NUMBER 2.



          PROPOSAL NUMBER 3--APPROVAL OF A NEW SUBADVISORY AGREEMENT



   In connection with the approval of the New Advisory Agreement discussed in Proposal Number 2, you are also being asked to approve the New Subadvisory Agreement between The Bank of New York and GW&K. The terms of the New Subadvisory Agreement are set forth below, many of which are the same in all material respects to the terms of the New Advisory Agreement between the Trust, on behalf of the GW&K Equity Fund, and The Bank of New York. The New Subadvisory Agreement will only be implemented if it is approved and the New Advisory Agreement, discussed in Proposal Number 2, is also approved. More information about the

Previous, Interim and New Advisory Agreements is set forth in Proposal Number
2. More information about the New Subadvisory Agreement is set forth below.



   The Board of Trustees, including a majority of the Disinterested Trustees, recommend that shareholders approve the New Subadvisory Agreement. A form of the New Subadvisory Agreement is attached as Appendix D.



                INFORMATION ABOUT THE BANK OF NEW YORK AND GW&K



   If Proposal No. 1 is not approved and Proposal Number 2 and Proposal Number 3 are approved, GW&K would serve as subadvisor to the GW&K Equity Fund pursuant to the New Subadvisory Agreement and The Bank of New York would serve as investment advisor to the GW&K Equity Fund pursuant to the New Advisory Agreement.



   Gannett Welsh & Kotler, Inc., located at 222 Berkeley Street, Boston, Massachusetts 02116, served as investment advisor to the GW&K Equity Fund pursuant to the Previous Advisory Agreement. Gannett Welsh & Kotler, LLC, located at the same address, serves as interim investment advisor to the GW&K Equity Fund pursuant to the Interim Advisory Agreement. Gannett Welsh & Kotler, LLC is a wholly-owned subsidiary of The Bank of New York, itself a wholly-owned subsidiary of The Bank of New York Company, Inc., both of which are located at One Wall Street, New York, New York 10286. GW&K has advised individual and institutional clients since 1974 and has assets under management in excess of $5 billion, as of June 30, 2002.



   The Bank of New York, with its principal offices located at One Wall Street, New York, New York 10286, is a wholly-owned subsidiary of The Bank of New York Company, Inc. which is located at the same address. The Bank of New York is a bank organized under the laws of the State of New York. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $81 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $75 billion in investments for institutions and individuals, as of June 30, 2002. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.



   More information about GW&K and The Bank of New York, their managers and principal executive officers, including those who are also officers of the GW&K Equity Fund, and certain of their investment company clients with similar investment objectives to the GW&K Equity Fund is presented in Appendix E.



                         THE NEW SUBADVISORY AGREEMENT



   The following summary is qualified in its entirety by reference to the form of the New Subadvisory Agreement which is attached as Appendix D.



   Service Provided. Other than as noted in Proposal Number 2, the terms of the New Advisory Agreement are the same in all material respects as the terms of the Previous Advisory Agreement. The terms of the New Subadvisory Agreement are the same in all material respects as the terms of the New Advisory Agreement. The principal differences are: (1) the identity of the parties; (2) the New Subadvisory Agreement may also be terminated by The Bank of New York; and (3) fees under the Subadvisory Agreement will be paid by The Bank of New York to GW&K. Under the New Subadvisory Agreement, subject to the control of The Bank of New York and the Board of Trustees and in compliance with the objectives, policies and limitations set forth in the Trust's Registration Statement and applicable laws and regulations, GW&K is employed to manage the investment and reinvestment of the assets of the GW&K Equity Fund, to continuously review, supervise and administer the investment program of the GW&K Equity Fund, to determine in its discretion the securities to be purchased or sold and the portion of the GW&K Equity Fund's assets to be held uninvested, to provide The Bank of New York and the Trust with records concerning GW&K's activities which the Trust is required to maintain, and to render regular reports to The Bank of New York, the Trust's officers and Board of Trustees concerning GW&K's discharge of its responsibilities.

   Pursuant to the New Subadvisory Agreement, GW&K will provide, at its own expense, the office space, furnishings and equipment and the personnel required to perform the services on the terms and for the compensation provided in the agreement.



   Under the New Subadvisory Agreement, the services of GW&K to The Bank of New York are not to be deemed exclusive, and GW&K is free to render similar services to others.



   The New Subadvisory Agreement provides that GW&K is directed to use its best efforts to obtain the best available price and most favorable execution for the purchases and sales of securities, except as otherwise provided. In this regard, because it is desirable for GW&K to have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the GW&K Equity Fund, GW&K is authorized to place orders for the purchase and sale of securities for the GW&K Equity Fund with such brokers, subject to review by the Trust's Trustees.



   The New Subadvisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of GW&K in performance of its obligations and duties under the agreement, (ii) reckless disregard by GW&K of its obligations and duties under the agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), GW&K shall not be subject to any liability whatsoever to The Bank of New York, the GW&K Equity Fund, or to any shareholder of the GW&K Equity Fund for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the GW&K Equity Fund. Notwithstanding any indemnification provision in the New Subadvisory Agreement, the 1940 Act and the Investment Advisers Act of 1940 limit the circumstances under which an investment advisor may be indemnified.



   If approved by the shareholders of the GW&K Equity Fund, the New Subadvisory Agreement shall continue until August 31, 2004, and from year to year thereafter, subject to termination as provided below, if such continuance is specifically approved at least annually (a) by The Bank of New York and (b)(i) by a vote of the holders of a majority of the outstanding voting securities of the GW&K Equity Fund (as defined in the 1940 Act) or by a vote of the Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of the Trustees who are not parties to the New Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreement will terminate automatically upon its assignment and is terminable at any time without penalty by The Bank of New York or by a vote of a majority of the entire Board of Trustees or by a vote of a majority of the outstanding voting securities of the GW&K Equity Fund (as defined in the 1940 Act) on 60 days' written notice to GW&K and, in the case of termination by The Bank of New York, to the Trust.



   Fees. As compensation for services rendered by GW&K under the New Subadvisory Agreement, The Bank of New York shall pay to GW&K at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of 0.75% of the GW&K Equity Fund's average daily net assets. Neither the Trust nor the GW&K Equity Fund shall be responsible for any portion of the compensation payable to GW&K under the New Subadvisory Agreement.



                            FEE TABLE AND EXAMPLES



   For a description of the fees and expenses for the GW&K Equity Fund under the Previous Advisory Agreement and the New Advisory Agreement and the New Subadvisory Agreement, and corresponding examples, see "Fee Table" and "Examples" under Proposal Number 2. Because neither the Trust nor the GW&K Equity Fund shall be responsible for any portion of the compensation payable to GW&K under the New Subadvisory Agreement, the management fees shown in Proposal Number 2 will be the same whether or not Proposal Number 3 is approved.

                            EVALUATION BY THE BOARD



   The Trustees discussed the acquisition of GW&K and its implications for the GW&K Equity Fund at a meeting held on April 23, 2002. The Trustees received from representatives of The Bank of New York and GW&K such information as the Trustees requested and was reasonably necessary to evaluate the terms of the New Subadvisory Agreement.



   During the April 23 meeting, the Trustees (including a majority of the Disinterested Trustees), after evaluation and with the advice and assistance of counsel, voted to approve the New Subadvisory Agreement.



   In determining whether it was appropriate to approve the New Subadvisory Agreement and to recommend approval to shareholders, the Board, including the Trustees who are not parties to the New Subadvisory Agreement or interested persons of such parties, considered various materials and representations provided by The Bank of New York and GW&K, including that portfolio management would be unaffected and considered a report provided by The Bank of New York, and was advised by independent legal counsel with respect to these matters.





   During their deliberations with respect to the New Subadvisory Agreement, the Trustees reviewed and discussed financial and other information provided by The Bank of New York and GW&K. Among other things, the Trustees considered: (1) the nature and quality of services to be provided by GW&K, including the fact that the performance record of the GW&K Equity Fund, under the management of GW&K, compared favorably with the performance records of other multi-cap equity funds; (2) the investment personnel and compliance resources of GW&K, including that the same individual would continue as portfolio manager and that portfolio management was expected to be unaffected; and (3) that neither the Trust nor the GW&K Equity Fund would be responsible for any portion of the compensation payable to GW&K under the New Subadvisory Agreement, but that The Bank of New York would be responsible for such fees and that such fees were comparable to management fees paid by other similar funds and lower than those paid under the Previous Advisory Agreement. The Trustees also considered the fact that services to be provided to the GW&K Equity Fund by GW&K under the New Subadvisory Agreement would be the same in all material respects as those provided under the Previous Advisory Agreement.



   The Board of Trustees of the GW&K Equity Fund, including the Disinterested Trustees, recommends that the shareholders of the GW&K Equity Fund approve the New Subadvisory Agreement.



Required Vote



   In order to be approved by shareholders, the New Subadvisory Agreement must be approved by the holders of a majority of the outstanding voting securities of the GW&K Equity Fund, which is defined in the 1940 Act as the lesser of (i) 67% of such shares present at the Special Meeting if the owners of more than 50% of the shares of the GW&K Equity Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the GW&K Equity Fund, without regard to class.



   In the event shareholder approval of the New Advisory Agreement and the New Subadvisory Agreement is not obtained, the Trustees will take such action as they deem to be in the best interests of the GW&K Equity Fund and its shareholders.



   THE BOARD OF TRUSTEES OF THE GW&K EQUITY FUND, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT YOU VOTE FOR PROPOSAL NUMBER 3.

                 GENERAL INFORMATION ABOUT THE PROXY STATEMENT


   Solicitation of Proxies. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about August 14, 2002. Shareholders of the Acquired Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. The Acquired Fund has retained Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of the Acquired Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote. The anticipated cost of the solicitation is expected to be approximately $126,000. The Bank of New York will bear all proxy solicitation costs.



   A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Acquired Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" Proposal Number 1, Proposal Number 2 and Proposal Number 3 and may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Acquired Fund that may be presented at the Special Meeting.



   Voting Rights. Shareholders of the Acquired Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.



   Shareholders of the Acquired Fund at the close of business on July 31, 2002 (the "Record Date") will be entitled to be present and give voting instructions for the Acquired Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, there were 5,240,552 shares of the Acquired Fund issued, outstanding and entitled to vote.



   Approval of the Reorganization, the New Advisory Agreement or the New Subadvisory Agreement requires the lesser of (i) 67% of such shares present at the Special Meeting if the owners of more than 50% of the shares of the Acquired Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Acquired Fund, without regard to class.


   The holders of a majority of the shares entitled to vote shall constitute a quorum. In the absence of a quorum, less than a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.


   If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against Proposal Number 1, Proposal Number 2 or Proposal Number 3. The Acquired Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Acquired Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Acquired Fund understands that the broker-dealers that are members of The New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of The New York Stock Exchange.



   As of July 31, 2002, no current Trustee or Director owns 1% or more of the outstanding shares of the Acquired Fund or the Successor Fund, and the officers and Trustees or Directors own, as a group, less than 1% of the shares of the Acquired Fund or the Successor Fund.



   Appendix F hereto lists the persons that, as of July 31, 2002, owned beneficially or of record 5% or more of the outstanding shares of any class of the Acquired Fund or the Successor Fund.

   Section 15(f). Section 15(f) provides a non-exclusive safe harbor that permits an investment advisor to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment advisor as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the advisor as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" (as defined in the 1940 Act) of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board is aware of no circumstances arising from the acquisition of GW&K that might result in an unfair burden being imposed on the GW&K Equity Fund.



   The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment advisor (or predecessor or successor advisor). The Bank of New York and each of the other parties to the acquisition of GW&K have agreed to use their reasonable best efforts to ensure compliance with Section 15(f) as it applies to the acquisition of GW&K during the applicable time periods.


   Other Matters to Come Before the Special Meeting. The Acquired Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.



   Shareholder Proposals. Gannett Welsh & Kotler Funds is not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Trust's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.



   Reports to Shareholders. Shareholders may obtain, without charge, a copy of the most recent Annual Report regarding the Acquired Fund and the most recent Semi-Annual Report succeeding the Annual Report by calling (617) 236-8900.



   Service Providers of the Successor Fund. The following service providers presently are engaged by the Successor Fund to serve in the capacities indicated below:



 Administrator and Distributor:                BNY Hamilton Distributors, Inc.
                                               90 Park Avenue
                                               New York, New York 10016

 Transfer Agent and Dividend Disbursing Agent: BISYS Fund Services, Inc.
                                               P.O. Box 163310
                                               Columbus, Ohio 43216-3310

 Custodian:                                    The Bank of New York
                                               100 Church Street
                                               New York, New York 10286

 Independent Auditors:                         Ernst & Young LLP
                                               5 Times Square
                                               New York, New York 10036

 Legal Counsel:                                Sullivan & Cromwell
                                               125 Broad Street
                                               New York, New York 10004

   Financial Statements and Experts. The audited Statements of Assets and Liabilities of the Acquired Fund, including their respective schedules of portfolio investments, as of September 30, 2001 and the related statements of operations for the year and/or period then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund, or share class, has been in existence) in the period then ended, have been incorporated by reference into this Proxy Statement/Prospectus in reliance upon the reports of Arthur Andersen LLP, independent accountants to the Acquired Fund, given on the authority of such firm as experts in accounting and auditing. The unaudited Statement of Assets and Liabilities of the Acquired Fund, including the schedule of portfolio investments, as of March 31, 2002 and the related statement of operations for the six-month period then ended, the statement of changes in net assets and the financial highlights in the six-month period then ended, have also been incorporated by reference into this Proxy Statement/Prospectus.


   Arthur Andersen LLP are the independent accountants for the Acquired Fund. The audited financial statements as of and for the year ended September 30, 2001 are incorporated by reference into this Proxy Statement/Prospectus. Arthur Andersen LLP has not consented to be named in the registration statement relating to this Proxy Statement/Prospectus and the requirement that its consent be included in the registration statement is dispensed with under applicable rules of the SEC because BNY Hamilton Funds, Inc. had not already obtained such consent and after reasonable efforts has been unable to do so. The consequences are that, under the Securities Act of 1933, as amended (the "1933 Act"), generally investors acquiring registered securities may sue an accountant that consented to be named in the registration statement for any material misstatement, any materially misleading statement or any omission of a required material fact with respect to the part of the registration statement certified by the accountant, but, in this case, because the consent of Arthur Andersen LLP has not and cannot be obtained, shareholders of the Acquired Fund may be unable to bring an action under the 1933 Act against Arthur Andersen LLP in respect of the audited financial statements of the Acquired Fund incorporated by reference into this Proxy Statement/Prospectus and in any event will not have the benefit of claiming that such audited financial statements were so included with the consent of, or expertised by, Arthur Andersen LLP.


   Validity of Shares. The validity of the shares of the Successor Fund will be passed upon by counsel to the Successor Fund.


   IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                              By: /s/ Harold G. Kotler
                                                        Harold G. Kotler
                                                            President



August 14, 2002

222 Berkeley Street
Boston, Massachusetts 02116

                                  APPENDIX A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [  ] day of [         ], 2002, by and between the BNY Hamilton Funds,
Inc., a Maryland corporation (the "Company") with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, on behalf of its series, the BNY Hamilton Multi-Cap Equity Fund (the "Successor Fund"), and Gannett Welsh & Kotler Funds, a Massachusetts business trust (the "Trust") with its principal place of business at 222 Berkeley Street, Boston, Massachusetts 02116, on behalf of its series, the GW&K Equity Fund (the "Acquired Fund").

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Successor Fund in exchange solely for shares of stock of the Investor Shares class ($0.001 par value per share) of the Successor Fund (the "Successor Fund Shares"), the assumption by the Successor Fund of liabilities of the Acquired Fund, and the distribution of the Successor Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   WHEREAS, each of the Acquired Fund and the Successor Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities, which generally are assets of the character in which the Successor Fund is permitted to invest;

   WHEREAS, the Directors of the Successor Fund have determined that the exchange of all of the assets of the Acquired Fund for Successor Fund Shares and the assumption of liabilities of the Acquired Fund by the Successor Fund is in the best interests of the Successor Fund and its shareholders and that the interests of the existing shareholders of the Successor Fund would not be diluted as a result of this transaction;

   WHEREAS, the Trustees of the Acquired Fund have determined that the exchange of all of the assets of the Acquired Fund for Successor Fund Shares and the assumption of liabilities of the Acquired Fund by the Successor Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. Transfer of Assets of the Acquired Fund to the Successor Fund in Exchange for the Successor Fund Shares, the Assumption of Acquired Fund Liabilities and the Liquidation of the Acquired Fund


   1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Successor Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Successor Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2. (a) The assets of the Acquired Fund to be acquired by the Successor Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

   (b) The Acquired Fund has provided the Successor Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Successor Fund, acquire any additional securities other than securities of the type in which the Successor Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Successor Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Successor Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Successor Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Successor Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Successor Fund with respect to such investments, the Acquired Fund, if requested by the Successor Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

   1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Successor Fund shall assume the liabilities of the Acquired Fund reflected on unaudited statements of assets and liabilities of the Acquired Fund prepared by Integrated Fund Services, Inc. ("Integrated"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

   1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Successor Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Successor Fund Shares then credited to the account of the Acquired Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Successor Fund Shares to be so credited to Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Successor Fund Shares after the Closing Date, as determined in accordance with Section 2.3.

The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange.

   1.5. Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent. Shares of the Successor Fund will be issued in the manner described in the Successor Fund's then-current prospectus and statement of additional information.

   1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund until it is terminated.

   1.7. Any transfer taxes payable upon issuance of the Successor Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.


2. Valuation


   2.1. The value of the Acquired Fund's assets to be acquired by the Successor Fund hereunder shall be the value of such assets computed as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures and then-current prospectus or statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board of Trustees.

   2.2. The net asset value of a Successor Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Successor Fund's then-current prospectus or statement of additional information with respect to the Successor Fund, and valuation procedures established by the Successor Fund's Board of Directors.

   2.3. The number of Successor Fund Shares to be issued (including fractional shares, if any) in exchange for shares of the Acquired Fund shall be determined by dividing the value of the net assets with respect to shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Successor Fund Share, determined in accordance with paragraph 2.2.

   2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Successor Fund's record keeping agent and by each Fund's respective independent accountants.


3. Closing and Closing Date



   3.1. The Closing Date shall be October 4, 2002, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Sullivan & Cromwell or at such other time and/or place as the parties may agree.


   3.2. The Acquired Fund shall direct Investors Bank & Trust Company as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Successor Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Successor Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

   3.3. The Acquired Fund shall direct Integrated Fund Services, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Successor Fund Shares have been credited to the Acquired Fund's account on the books of the Successor Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

   3.4. In the event that on the Valuation Date (a) The New York Stock Exchange or another primary trading market for portfolio securities of the Successor Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Directors of the Successor Fund, accurate appraisal of the value of the net assets of the Successor Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


4. Representations and Warranties


   4.1. Except as has been disclosed to the Successor Fund, the Trust, on behalf of the Acquired Fund, represents and warrants to the Successor Fund as follows:

      (a) The Acquired Fund is duly organized as a series of Gannett Welsh & Kotler Funds, a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Trust will have good and marketable title to the Acquired Fund's assets to be transferred to the Successor Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Fund;

      (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust or

   By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, with respect to the Acquired Fund, is a party or by which the Trust, with respect to the Acquired Fund, is bound, or
   (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, with respect to the Acquired Fund, is a party or by which the Trust, with respect to the Acquired Fund, is bound;

      (g) The Trust has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Acquired Fund prior to the Closing Date;

      (h) Except as otherwise disclosed in writing to and accepted by the Successor Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2001 have been audited by Arthur Andersen LLP independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (j) Since September 30, 2001 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

      (k) At the date hereof and the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

      (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (o) The information to be furnished by the Trust, on behalf of the Acquired Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

      (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Company or the Successor Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

   4.2. The Company, on behalf of the Successor Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Successor Fund is duly organized as a series of the BNY Hamilton Funds, Inc., which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Successor Fund under the 1933 Act, is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Successor Fund conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Company will have good and marketable title to the Successor Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

      (f) The Successor Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Successor Fund, is a party or by which the Company, on behalf of the Successor Fund, is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Successor Fund, is a party or by which the Company, on behalf of the Successor Fund, is bound;

      (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Successor Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (h) All issued and outstanding Successor Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares;

      (i) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Successor Fund, and this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Successor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (j) The Successor Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, and will be fully paid and non-assessable;

      (k) The information to be furnished by the Successor Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

      (l) That insofar as it relates to the Successor Fund, the Registration Statement relating to the Successor Fund Shares issuable hereunder will, on the effective date of the Registration Statement (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and
   (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. Covenants of the Company, with Respect to the Successor Fund, and the Trust, with Respect to the Acquired Fund


   5.1. The Company, with respect to the Successor Fund, and the Trust, with respect to the Acquired Fund, each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

   5.2. The Trust, on behalf of the Acquired Fund, will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

   5.3. The Trust, on behalf of the Acquired Fund, covenants that the Successor Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

   5.4. The Trust, on behalf of the Acquired Fund, will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

   5.5. Subject to the provisions of this Agreement, the Company, on behalf of the Successor Fund, and the Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.6. The Trust, on behalf of the Acquired Fund, will provide the Company, on behalf of the Successor Fund, with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Trust, on behalf of the Successor Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

   5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Successor Fund Shares received at the Closing.

   5.8. The Company, on behalf of the Successor Fund, and the Trust, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

   5.9. The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Successor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Fund may reasonably deem necessary or desirable in order to vest in and confirm the Successor Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

   5.10. The Company, on behalf of the Successor Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. Conditions Precedent to Obligations of the Acquired Fund


   The obligations of the Trust to consummate on behalf of the Acquired Fund the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

   6.1. All representations and warranties by or on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   6.2. The Company shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Successor Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

   6.3. The Successor Fund or the Company, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Fund or the Company, as the case may be, on or before the Closing Date; and

   6.4. The Acquired Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.


7. Conditions Precedent to Obligations of the Successor Fund


   The obligations of the Company to consummate on behalf of the Successor Fund the transactions provided for herein shall be subject, at the Company's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   7.2. The Trust shall have delivered to the Successor Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

   7.3. The Trust shall have delivered to the Successor Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Successor Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Fund shall reasonably request;

   7.4. The Acquired Fund or the Trust, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund or the Trust, as the case may be, on or before the Closing Date;

   7.5. The Acquired Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

   7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

   7.7. The Successor Fund shall have received on the Closing Date a favorable opinion of Sullivan & Worcester, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Successor Fund, covering the following points:

      That (a) the Trust is a validly existing business trust and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Acquired Fund is a duly established series of the Trust; (b) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Company, on behalf of the Successor Fund, is a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable against the Trust, on behalf of the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Declaration of Trust or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement, insofar as the information therein relates to the Acquired Fund (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

   7.8. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(i), copies of financial statements of the Acquired Fund as of and for the fiscal year ended September 30, 2001.

   7.9. The Rule 12b-1 Plans for the Acquired Fund shall have been terminated effective not later than the day prior to the Closing Date.

8. Further Conditions Precedent to Obligations of The Successor Fund and The Acquired Fund


   If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Successor Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

   8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

   8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Successor Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

   8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

   8.5. The parties shall have received an opinion of Sullivan & Cromwell addressed to the Acquired Fund and the Successor Fund substantially to the effect that (based upon certain facts, qualifications, assumptions, and representations), for federal income tax purposes: (i) the transaction contemplated by this Agreement shall constitute a tax-free reorganization and the Acquired Fund and the Successor Fund will each be a "party to a reorganization" within the meaning of the Code; (ii) no gain or loss will be recognized by Acquired Fund shareholders on the conversion of shares of the Acquired Fund into Successor Fund Shares; (iii) the aggregate basis of the Successor Fund shares received by Acquired Fund shareholders will be the same as the aggregate basis of Acquired Fund shares converted into such Successor Fund shares; and (iv) the holding periods of the Successor Fund shares received by the Acquired Fund shareholders will include the holding periods of the Acquired Fund shares converted into such Successor Fund shares, provided that at the time of the reorganization Acquired Fund shares are held by such shareholders as capital assets. The delivery of such opinion is conditioned upon receipt by Sullivan & Cromwell of representations it shall request of the Successor Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.


9. Indemnification


   9.1. The Successor Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Trust's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Successor Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

   9.2. The Acquired Fund agrees to indemnify and hold harmless the Successor Fund and each of the Company's Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Successor Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.


10. Brokerage Fees and Expenses


   10.1. The Successor Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   10.2. None of the expenses relating to the Reorganization will be borne by the Successor Fund or by the Acquired Fund. The expenses relating to the proposed Reorganization will be borne by The Bank of New York. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Successor Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings.


11. Entire Agreement; Survival of Warranties


   11.1. The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.


12. Termination



   12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2002, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors, Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.



13. Amendments


   13.1. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Successor Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. Notices



   14.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, 222 Berkeley Street, Boston, Massachusetts 02116, attn: Bill Roberts, in each case with a copy to Sullivan & Worcester LLP, 1666 K Street, N.W., Suite 700, Washington, DC 20006, attn: David Leahy, and to the Company, 3435 Stelzer Road, Columbus, Ohio 43219, attn: Mick Grunewald, in each case with a copy to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, attn: John E. Baumgardner, Jr.



15. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability


   15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except that the due authorization, execution and delivery of this Agreement, in the case of the Trust, shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts.

   15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, Trustees, shareholders, nominees, officers, agents, or employees of the Company or the Trust personally, but shall bind only the property of the Acquired Fund or the Successor Fund, as the case may be, as provided in the Articles of Incorporation of the Company or Agreement and Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund or the Successor Fund, as the case may be.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.


                                              BNY HAMILTON FUNDS, INC.
                                              on behalf of

                                              BNY Hamilton Multi-Cap Equity Fund

                                              By: -----------------------------
                                                              Name:
                                                             Title:


Attest:
     ----------------------------


By: -------------------------
              Name:
             Title:



                                              GANNETT WELSH & KOTLER FUNDS,
                                              on behalf of

                                              GW&K Equity Fund

                                              By: -----------------------------
                                                              Name:
                                                             Title:


Attest:
     ----------------------------


By: -------------------------
              Name:
             Title:

                                  APPENDIX B

   The following is a list of portfolios in the BNY Hamilton family of funds available to holders of Investor Shares of the Successor Fund after the Reorganization.

      BNY HAMILTON FUND--INVESTOR SHARES

          Enhanced Income Fund

          Equity Income Fund

          Large Cap Value Fund

          Large Cap Growth Fund

          International Equity Fund

          Small Cap Growth Fund

          Intermediate Government Fund

          Intermediate Investment Grade Fund

          Intermediate Tax-Exempt Fund

          Intermediate New York Tax-Exempt Fund

          S&P 500 Index Fund

          U.S. Bond Market Index Fund

                                  APPENDIX C

                     FORM OF INVESTMENT ADVISORY AGREEMENT


   AGREEMENT made this    day of       ,      by and between GW&K Equity Fund
(the "Series"), a series of Gannett Welsh & Kotler Funds, a Massachusetts business trust (the "Trust") and The Bank of New York, a New York bank (the "Adviser").


   1. Duties of Adviser. The Series hereby appoints the Adviser to act as investment adviser to the Series for the period and on such terms as are set forth in this Agreement. The Series employs the Adviser to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the securities to be purchased or sold and the portion of the Series' assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Advisor shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's Registration Statement (No. 811-7673), including the Series' prospectus and statement of additional information, applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided therein.

   2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Unless and until otherwise directed by the Board of Trustees of the Trust, the Adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Series transactions as they may reasonably request.

   3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Trust shall pay to the Adviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of 0.75% of the Series' average daily net assets.

   In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the month as a percentage of the total number of days in such month.

   4. Reports. The Series and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

   5. Status of Adviser. The services of the Adviser to the Series are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

   6. Liability of Adviser. In the absence of (i) wilful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

   7. Permissible Interests. Subject to and in accordance with the Declaration of Trust of the Trust and applicable law and regulation, Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as Trustees, officers, agents, shareholders or otherwise; Trustees, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust and the provisions of the 1940 Act.

   8. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of August 31, 2004 or the date of the first annual or special meeting of the shareholders of the Series, and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series. This Agreement may be terminated by the Series at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Series. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee.

   As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

   9. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Series must be approved (a) by vote of majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Series.

   10. Use of Name. The Series agrees that if this Agreement is terminated and the Adviser shall no longer be the adviser to the Series, the Series will, within a reasonable period of time, change its name to delete reference to "BNY Hamilton".

   11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   12. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

   13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.


   THE BANK OF NEW YORK                         GANNETT WELSH & KOTLER FUNDS, for GW&K
                                                  EQUITY FUND

By:    ----------------------------------       By: ----------------------------------
       Name:                                        Name:
       Title:                                       Title:

                                  APPENDIX D

                         FORM OF SUBADVISORY AGREEMENT


   AGREEMENT made this    day of          , 2002 by and between The Bank of New
York, a New York bank (the "Adviser"), and Gannett Welsh & Kotler, LLC, a limited liability company organized under the laws of Delaware (the "Subadviser").


   1. Duties of Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser to GW&K Equity Fund (the "Series"), a series of Gannett Welsh & Kotler Funds, a Massachusetts business trust (the "Trust"), for the period and on such terms as are set forth in this Agreement. The Adviser employs the Subadviser to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the securities to be purchased or sold and the portion of the Series' assets to be held uninvested, to provide the Adviser and the Trust with records concerning the Subadviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser, the Trust's officers and Board of Trustees concerning the Subadviser's discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's Registration Statement (Nos. 811-7673), including the Series' prospectus and statement of additional information, applicable laws and regulations. In carrying out its responsibilities hereunder, the Subadviser will consult with the Adviser on a continuous basis regarding the management of the Series. The Subadviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided therein.

   2. Portfolio Transactions. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. It is also understood that it is desirable for the Series that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Series with such brokers, subject to review by the Trustees of the Trust from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients. The Subadviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other customers aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Subadviser will promptly communicate to the Adviser and the officers and Trustees of the Trust such information relating to Series transactions as they may reasonably request.

   3. Compensation of the Subadviser. For the services to be rendered by the Subadviser as provided in Section 1 of this Agreement, the Adviser shall pay to the Subadviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of 0.75% of the Series' average daily net assets. Neither the Trust nor the Series shall be responsible for any portion of the compensation payable to the Subadviser hereunder.

   In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the month as a percentage of the total number of days in such month.

   4. Reports. The Adviser agrees to furnish to the Subadviser current prospectuses, proxy statements, reports to shareholders, financial statements and such other information relating to the Series as the Subadviser may reasonably request. The Subadviser agree to furnish to the Adviser and to the Trust such information concerning its own affairs as the Adviser or the Trust may reasonably request, including copies of its Form ADV and any other filings of the Subadviser with the U.S. Securities and Exchange Commission and certified copies of its financial statements.

   5. Status of Subadviser. The services of the Subadviser to the Adviser and the Series are not be deemed exclusive, and the Subadviser shall be free to render similar services to others.

   6. Liability of Subadviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Subadviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Subadviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty by the Subadviser with respect to the receipt of compensation for its services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 (the "1940 Act"), the Subadviser shall not be subject to any liability whatsoever to the Adviser or the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

   7. Permissible Interests. Subject to and in accordance with the Declaration of Trust of the Trust and applicable law and regulation, Trustees, officers, agents and shareholders of the Trust and/or the Adviser are or may be interested in the Subadviser (or any successor thereof) as Trustees, officers, agents, shareholders or otherwise; Trustees, officers, agents and shareholders of the Subadviser are or may be interested in the Trust and/or the Adviser as Trustees, officers, shareholders or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust and/or the Adviser as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust and the provisions of the 1940 Act.

   8. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until August 31, 2004 and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the Adviser and (b) (1) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series. This Agreement may be terminated by the Adviser or by the Series at any time, without the payment of any penalty (in the case of termination by the Series, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series), on 60 days' written notice to the Subadviser and, in the case of termination by the Adviser, to the Trust. This Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, upon 60 days' written notice to the Adviser and the Series. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee.

   As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

   9. Amendment of Agreement. This Agreement may be amended by mutual consent of the parties, but the consent of the Trust must also be obtained, which consent must be approved (a) by vote of majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Series.

   10. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   11. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

   12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

THE BANK OF NEW YORK                      GANNETT WELSH & KOTLER, LLC

By: ----------------------------------    By: ----------------------------------
    Name:                                     Name:
    Title:                                    Title:

                                  APPENDIX E

                INFORMATION ABOUT THE BANK OF NEW YORK AND GW&K

   The following table sets forth information with respect to name and principal occupation of each Director of The Bank of New York.


Name                            Principal Occupation
----                                                           --------------------
J. Carter Bacot................ Retired; formerly Chairman and Chief Executive Officer of The Bank of
                                New York Company, Inc.

Frank J. Biondi, Jr............ Senior Managing Director of WaterView Advisors LLC, investment adviser to WaterView Partners, LLC

William R. Chaney.............. Chairman of Tiffany & Co.

Nicholas M. Donofrio........... Senior Vice President, Technology and Manufacturing of IBM
                                Corporation, developer and manufacturer of advanced information systems

Alan R. Griffith............... Vice Chairman of The Bank of New York Company, Inc.

Gerald L. Hassell.............. President of The Bank of New York Company, Inc.

Richard J. Kogan............... Chairman and Chief Executive Officer of Schering-Plough Corporation,
                                manufacturer of pharmaceutical and consumer products

John A. Luke, Jr............... President and Chief Executive Officer of MeadWestvaco Corporation,
                                manufacturer of paper, packaging and specialty chemicals

John C. Malone................. Chairman of Liberty Media Group, producer and distributor of entertainment, sports, informational programming and electronic retailing services

Paul Myners.................... Chairman of Guardian Media Group plc, UK media business with interests in national and community newspapers, magazines, the Internet Internet and radio

Catherine A. Rein.............. President and Chief Executive Officer of Metropolitan Property and
                                Casualty Insurance Company, insurance and services

Thomas A. Renyi................ Chairman and Chief Executive Officer of The Bank of New York
                                Company, Inc.

William C. Richardson.......... President and Chief Executive Officer of W.K. Kellogg Foundation,
                                private foundation

Brian L. Roberts............... President of Comcast Corporation, developer, manager and operator of broadband cable networks and provider of content

   The following table sets forth information with respect to name and principal occupation of each Director of
GW&K.

Harold G. Kotler............... President of Gannett Welsh & Kotler, LLC

Benjamin H. Gannett............ Executive Vice President and Treasurer of Gannett Welsh & Kotler, LLC

Newt Merrill................... Senior Executive Vice President of The Bank of New York

Kevin Connolly................. Senior Vice President of The Bank of New York

   The following table sets forth information with respect to other mutual funds advised by The Bank of New York with an investment objective similar to the investment objective of the GW&K Equity Fund.


                                          Net Assets as of Contractual
                                           June 30, 2002    Advisory    Fee
   Similar Fund                            (in millions)       Fee     Waiver
   ------------                           ---------------- ----------- ------
   BNY Hamilton Equity Income Fund.......       $417          0.60%      No
   BNY Hamilton Large Cap Growth Fund....       $351          0.60%      No
   BNY Hamilton Small Cap Growth Fund....       $353          0.75%      No
   BNY Hamilton International Equity Fund       $168          0.85%      No
   BNY Hamilton S&P 500 Index Fund.......       $ 38          0.25%     Yes
   BNY Hamilton Large Cap Value Fund.....       $ 34          0.60%     Yes

                                  APPENDIX F


   As of July 31, 2002, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the Acquired
Fund:



                       Name and Address        Percentage
                       ----------------        ----------
                       Jupiter & Co...........   42.36%
                       P.O. Box 9130 FPG90
                       Boston, MA 02117

                       Martin S. Goldfarb.....    5.36%
                       919 N. Crescent
                       Beverly Hills, CA 90210



   As of July 31, 2002, no persons owned beneficially or of record 5% or more of the outstanding shares of any class of the Successor Fund.

                                    PART B

                           BNY HAMILTON FUNDS, INC.



                      Statement of Additional Information

                                August 14, 2002


   This Statement of Additional Information is available to the Shareholders of GW&K Equity Fund (the "Acquired Fund"), a series of Gannett Welsh & Kotler Funds, in connection with a proposed transaction whereby all of its assets will be transferred to BNY Hamilton Multi-Cap Equity Fund (the "Successor Fund"), a series of the BNY Hamilton Funds, Inc., in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Acquired Fund's liabilities.

   This Statement of Additional Information of the BNY Hamilton Funds, Inc. consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:


1. The Statement of Additional Information for the Successor Fund dated August 7, 2002.


2. The Annual and Semi-Annual Reports of the Acquired Fund for the periods ended September 30, 2001 and March 31, 2002.


   This Statement of Additional Information is not a Prospectus. A Proxy Statement/Prospectus dated August 14, 2002 relating to the Reorganization of the Acquired Fund may be obtained, without charge, by writing to the Successor Fund at 3425 Stelzer Road, Columbus, Ohio, 43219 or calling (800) 426-9363. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.


                             FINANCIAL STATEMENTS

   The Annual and Semi-Annual Reports of the Acquired Fund, for the periods ended September 30, 2001 and March 31, 2002, and including audited and unaudited financial statements, as the case may be, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual or Semi-Annual Reports without charge, please call (800) 495-3863. Because the Successor Fund has not yet commenced operations, it does have financial information available.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

   The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of March 31, 2002 and the unaudited pro forma condensed Statement of Operations for the twelve-month period ended March 31, 2002 for the Acquired Fund and the Successor Fund, as adjusted, giving effect to the proposed transaction.

                      BNY Hamilton Multi-Cap Equity Fund
                               GW&K Equity Fund

                       Statement of Assets & Liabilities
                          March 31, 2002 (Unaudited)


                                                                                           BNY Hamilton
                                                     BNY Hamilton                           Multi-Cap
                                                      Multi-Cap      GW&K                  Equity Fund
                                                     Equity Fund  Equity Fund  Adjustments   Combined
                                                     ------------ -----------  ----------- ------------

ASSETS:
Investments at market value, including
  (Cost $60,927,810)................................     $--      $77,161,414      $--     $77,161,414
Receivables:
   Investments sold.................................      --          441,393       --         441,393
   Dividends........................................      --          136,435       --         136,435
   Capital stock sold...............................      --            5,154       --           5,154
Other assets........................................      --           19,229       --          19,229
                                                         ---      -----------      ---     -----------
       Total Assets.................................      --       77,763,625       --      77,763,625
                                                         ---      -----------      ---     -----------

LIABILITIES:
Due to adviser......................................      --           43,551       --          43,551
Payables:
   Capital stock repurchased........................      --          135,272       --         135,272
Accrued expenses and other liabilities..............      --           40,580       --          40,580
                                                         ---      -----------      ---     -----------
       Total Liabilities............................      --          219,403       --         219,403
                                                         ---      -----------      ---     -----------
NET ASSETS..........................................     $--      $77,544,222      $--     $77,544,222
                                                         ===      ===========      ===     ===========

SOURCES OF NET ASSETS:
Capital stock @ par.................................     $--      $        --      $--     $        --
Capital surplus.....................................      --       68,175,204       --      68,175,204
Undistributed net investment income.................      --           35,983       --          35,983
Accumulated net realized loss on investments........      --       (6,900,569)      --      (6,900,569)
Net unrealized appreciation on investments..........      --       16,233,604       --      16,233,604
                                                         ---      -----------      ---     -----------
Net Assets..........................................     $--      $77,544,222      $--     $77,544,222
                                                         ===      ===========      ===     ===========

INVESTOR SHARES:
Net assets..........................................     $--      $77,544,222      $--     $77,544,222
                                                         ---      -----------      ---     -----------
Shares outstanding..................................      --        5,829,959       --       5,829,959
                                                         ---      -----------      ---     -----------
Net asset value, offering price and repurchase price
  per share.........................................     $--      $     13.30      $--     $     13.30
                                                         ===      ===========      ===     ===========


                      See notes to financial statements.

                      BNY Hamilton Multi-Cap Equity Fund
                               GW&K Equity Fund

                      Pro Forma Statement of Investments


                                                 BNY                                BNY
                                              Hamilton                           Hamilton
                                              Multi-Cap     GW&K        BNY      Multi-Cap     GW&K        BNY
                                             Equity Fund Equity Fund  Hamilton  Equity Fund Equity Fund Hamilton
                                              March 31,   March 31,  Multi-Cap   March 31,   March 31,  Multi-Cap
                                                2002        2002       Equity      2002        2002      Equity
                                              SUCCESSOR   ACQUIRED     Fund--    SUCCESSOR   ACQUIRED    Fund--
                             Coupon Maturity    FUND        FUND     Combined*     FUND        FUND     Combined*
Security Description          Rate    Date   Shares/Par  Shares/Par  Shares/Par    Value       Value      Value
--------------------         ------ -------- ----------- ----------- ---------- ----------- ----------- ----------
Universal Forest
 products, Inc..............   --                --         120,000    120,000      --       2,866,800   2,866,800
BJ's Wholesale Club, Inc....   --                --          40,000     40,000      --       1,788,000   1,788,000
DeVry, Inc..................   --                --         100,000    100,000      --       3,013,000   3,013,000
Extended Stay America, Inc..   --                --         140,000    140,000      --       2,436,000   2,436,000
Insight Communications
 Company, Inc...............   --                --          41,000     41,000      --         858,950     858,950
Lowe's Companies, Inc.......   --                --          40,000     40,000      --       1,739,600   1,739,600
Standard Pacific Corp.......   --                --          90,000     90,000      --       2,529,000   2,529,000
Staples, Inc................   --                --          80,000     80,000      --       1,597,600   1,597,600
General Mills, Inc..........   --                --          35,000     35,000      --       1,709,750   1,709,750
Merck & Co., Inc............   --                --          23,000     23,000      --       1,324,340   1,324,340
NCO Group, Inc..............   --                --          84,000     84,000      --       2,331,840   2,331,840
Panamerican Beverages, Inc..   --                --          80,000     80,000      --       1,452,800   1,452,800
PepsiCo, Inc................   --                --          30,000     30,000      --       1,545,000   1,545,000
Pfizer, Inc.................   --                --          47,000     47,000      --       1,867,780   1,867,780
AES Corp....................   --                --          21,124     21,124      --         190,116     190,116
Calpine Corp................   --                --         140,000    140,000      --       1,778,000   1,778,000
Noble Affiliates, Inc.......   --                --          50,000     50,000      --       1,953,000   1,953,000
Questar Corp................   --                --          90,000     90,000      --       2,313,900   2,313,900
Royal Dutch Petroleum
 Company....................   --                --          35,000     35,000      --       1,901,200   1,901,200
BISYS Group, Inc............   --                --          70,000     70,000      --       2,467,500   2,467,500
Capital One Financial Corp..   --                --          45,000     45,000      --       2,873,250   2,873,250
Citigroup, Inc..............   --                --          45,000     45,000      --       2,228,400   2,228,400
Equity Office Properties
 Trust......................   --                --          60,000     60,000      --       1,799,400   1,799,400
Golden West Financial Corp..   --                --          32,000     32,000      --       2,032,000   2,032,000
M&T Bank Corp...............   --                --          12,500     12,500      --       1,004,625   1,004,625
MBIA, Inc...................   --                --          33,000     33,000      --       1,804,770   1,804,770
Travelers Property Casualty
 Corp.......................   --                --          80,000     80,000      --       1,600,000   1,600,000
Bristol-Myers Squibb
 Company....................   --                --          40,000     40,000      --       1,619,600   1,619,600
Cardinal Health, Inc........   --                --          32,000     32,000      --       2,268,480   2,268,480
IMS Health, Inc.............   --                --          55,500     55,500      --       1,245,976   1,245,976
General Electric Company....   --                --          40,000     40,000      --       1,498,000   1,498,000
Tyco International, Ltd.....   --                --          40,000     40,000      --       1,292,800   1,292,800
Analog Devices, Inc.........   --                --          32,000     32,000      --       1,441,280   1,441,280
Cabot Microelectronics Corp.   --                --          30,000     30,000      --       2,029,500   2,029,500
Cognex Corp.................   --                --          65,000     65,000      --       1,888,900   1,888,900
Dell Computer Corp..........   --                --          35,000     35,000      --         913,850     913,850
EMC Corp....................   --                --          45,000     45,000      --         536,400     536,400
iGATE Capital Corp..........   --                --         102,000    102,000      --         401,779     401,779
McDATA Corp.................   --                --          60,000     60,000      --         712,200     712,200
Oracle Corp.................   --                --         110,000    110,000      --       1,408,000   1,408,000
Qwest Communications
 International, Inc.........   --                --          35,000     35,000      --         287,700     287,700
Reliant Energy, Inc.........   --                --          60,000     60,000      --       1,547,400   1,547,400
Worldcom, Inc.--
 MCI Group..................   --                --         102,400    102,400      --         605,185     605,185
Merrimac Cash Fund--
 Institutional Class........                     --       6,457,743  6,457,743      --       6,457,743   6,457,743
                               ==                ==       =========  =========      --      ----------  ----------
  Total Investments.........                                                        --      77,161,414  77,161,414
                                                                                    ==      ==========  ==========

--------
* Management does not anticipate having to dispose of any security positions as a result of the reorganization.

                      See notes to financial statements.

                      BNY Hamilton Multi-Cap Equity Fund
                               GW&K Equity Fund

                            Statement of Operations
              For the 12 months Ended March 31, 2002 (Unaudited)


                                                                                          BNY Hamilton
                                                                                            Multi-Cap
                                                  BNY Hamilton                            Equity Fund--
                                                   Multi-Cap       GW&K                     combined
                                                  Equity Fund   Equity Fund  Adjustments*  a/o 3/31/02
                                                  ------------ ------------  ------------ -------------
Investment Income:
   Dividends.....................................     $--      $  1,054,379   $      --   $  1,054,379
                                                      ---      ------------   ---------   ------------
Expenses:
   Advisory fees.................................      --           843,795    (210,949)       632,846
   Administration fees...........................                    84,440      84,319        168,759
   Distribution fees.............................      --            97,234     113,715        210,949
   Accounting services...........................      --            30,000      30,000         60,000
   Custodian fees................................      --            30,896       5,000         35,896
   Professional fees.............................      --            27,050                     27,050
   Transfer agent fees...........................      --            12,025                     12,025
   Registration and filings fees.................      --            11,472                     11,472
   Reports to Shareholders.......................                    34,563     (24,563)        10,000
   Trustees' fees and expenses...................      --            19,103      (9,103)        10,000
   Pricing fees..................................      --             6,964                      6,964
   Insurance expenses............................      --            23,832     (18,832)         5,000
   Postage & supplies............................      --             5,648      (5,648)            --
   Organization fees.............................                     5,583      (5,583)            --
                                                      ---      ------------   ---------   ------------
Total............................................      --         1,232,605     (41,644)     1,190,961
   Fees waived and/or expenses reimbursed by
     the Adviser.................................      --          (177,951)     41,644       (136,307)
                                                      ---      ------------   ---------   ------------
       Net Expenses..............................      --         1,054,654          --      1,054,654
                                                      ---      ------------   ---------   ------------
       Net Investment Income (Loss)..............      --              (275)         --           (275)
Realized and Unrealized Gains (Losses) on
  Investments:
   Net realized losses from security investments.      --        (2,867,644)         --     (2,867,644)
   Net change in unrealized appreciation/
     depreciation on investments.................      --        (7,960,886)         --     (7,960,886)
                                                      ---      ------------   ---------   ------------
Net Realized and Unrealized Gains (Losses) on
  Investments....................................      --       (10,828,530)         --    (10,828,530)
                                                      ---      ------------   ---------   ------------
Net Increase (Decrease) in Net Assets from
  Operations.....................................     $--      $(10,828,805)  $      --   $(10,828,805)
                                                      ===      ============   =========   ============

--------
* Due to changes in fee structure for surviving fund.

                      See notes to financial statements.

              NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1--Basis of Combination:

   At a special meeting of the Board of Directors of BNY Hamilton Multi-Cap Equity Fund (the "Fund") held on May 15, 2002 and at a special meeting of the Board of Directors of GW&K Equity Fund held on May 21, 2002, the Boards of Directors each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of GW&K Equity Fund will transfer all of its assets, subject to its liabilities, to the Fund, in exchange for a number of shares of the Fund equal in value to the net assets of GW&K Equity Fund (the "Exchange"). Shares of the Fund then will be distributed to GW&K Equity Fund shareholders on a pro rata basis in liquidation of GW&K Equity Fund.

   The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and GW&K Equity Fund at March 31, 2002. The unaudited pro forma statement of operations reflects the results of operations of the Fund and GW&K Fund for the twelve months ended March 31, 2002. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Fund for pre-combination periods will not be restated. The fiscal year end is December 31 for the Fund and was September 30 for the GW&K Equity Fund.

   The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at March 31, 2002.

Note 2--Portfolio Valuation:

   Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

   The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices. The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

   Securities with a remaining maturity of 60 days or less in the Fund are valued at amortized cost, which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

   Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

Note 3--Capital Shares:

   The pro forma net asset value per share assumes 5,829,959 additional shares of Common Stock of the Fund were issued in connection with the proposed acquisition by the Fund of GW&K Equity Fund as of March 31, 2002. The Fund has no prior data so all GW&K Equity Fund shares will be issued at $13.30. The pro forma combined number of Investor shares outstanding of 5,829,959 consists of the 5,829,959 shares issuable to GW&K Equity Fund as a result of the merger and the -0- shares of the Fund outstanding at March 31, 2002.

Note 4--Pro Forma Operating Expenses:

   The accompanying pro forma financial statements reflect changes in fund expenses as if the merger had taken place on April 1, 2001. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

Note 5--Merger Costs:

   Merger costs are estimated at approximately $XXXXX and are not included in the pro forma statement of operations since these costs are not recurring. These costs represent the estimated expenses of the Funds carrying out their obligations under the Exchange and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

Note 6--Federal Income Taxes:

   Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

   The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

                                    PART C

                               OTHER INFORMATION

Item 15.  Indemnification

   Reference is made to Article VI of Registrant's Bylaws and the Distribution Agreement.

   Registrant, its Directors and officers, the other investment companies administered by the Administrator, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officers or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits


Exhibit
 Number                                              Description
 ------                                              -----------

 (1)   (a) Articles of Incorporation of Registrant.*

       (b) Articles of Amendment, dated June 29, 1992.*

       (c) Articles Supplementary, dated June 29, 1994.*

       (d) Articles Supplementary, dated August 15, 1995.*

       (e) Articles of Amendment, dated January 22, 1997.*

       (f) Articles Supplementary, dated January 22, 1997.*

       (g) Articles Supplementary, dated April 30, 1999.*

       (h) Form of Articles Supplementary, dated September 20, 1999.*

       (i) Articles Supplementary, dated February 17, 2000.*

       (j) Articles Supplementary, dated February 27, 2001.*

       (k) Articles Supplementary, dated April 4, 2001.*

       (l) Articles Supplementary, dated November 14, 2001.*

       (m) Articles Supplementary, dated March 26, 2002.*

       (n) Articles of Amendment, dated May 22, 2002*

       (o) Articles Supplementary, dated May 22, 2002.*

 (2)       By-Laws of Registrant.*

 (3)       Not Applicable.

 (4)       A copy of the form of Agreement and Plan of Reorganization is filed in Registrant's Form N-14 as
           Appendix A of the Proxy Statement/Prospectus.***

Exhibit
 Number                                                Description
 ------                                                -----------

 (5)       Not Applicable

 (6)   (a) A copy of the form of Investment Advisory Agreement between BNY Hamilton Multi-Cap Equity
           Fund and The Bank of New York is filed in Registrant's Form N-14 as Appendix C of the Proxy
           Statement/Prospectus.***

       (b) A copy of the form of Subadvisory Agreement between The Bank of New York and Gannett Welsh &
           Kotler, Inc. is filed in Registrant's Form N-14 as Appendix D of the Proxy Statement/ Prospectus.***

 (7)   (a) Distribution Agreements between Registrant and BNY Hamilton Distributors, Inc.*

       (b) Supplement to Distribution Agreements between Registrant and BNY Hamilton Distributors, Inc.*

 (8)       None.

 (9)   (a) Custody Agreement between Registrant and The Bank of New York.*

       (b) Cash Management and Related Services Agreement between each series of Registrant and The Bank of
           New York.*

       (c) Supplement to Custody Agreement between Registrant and The Bank of New York.*

       (d) Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York.*

       (e) Additional Supplement to Custody Agreement between Registrant and The Bank of New York.*

       (f) Additional Supplement to Cash Management and Related Services Agreement between Registrant and
           The Bank of New York.*

       (g) Additional Supplement to Custody Agreement between Registrant and The Bank of New York.*

       (h) Additional Supplement to Cash Management and Related Services Agreement between Registrant and
           The Bank of New York.*

(10)       Rule 12(b)-1 Plan of BNY Hamilton Multi-Cap Equity Fund.*

(11)       Opinion and Consent of counsel to the Registrant as to the legality of the securities being registered.***

(12)       Form of Opinion and Consent of Sullivan & Cromwell regarding certain tax matters in connection with the Successor Fund.***

(13)   (a) Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*

       (b) Fund Accounting Services Agreement between Registrant and The Bank of New York.*

       (c) Form of Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

       (d) Form of Shareholder Servicing Agreement.*

       (e) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*

       (f) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York.*

       (g) Updated Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

       (h) Revised Rule 18f-3 Plan of BNY Hamilton Funds, Inc.*

       (i) Supplement to Form of Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and
           The Bank of New York.*

       (j) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*

       (k) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York.*

       (l) Supplement to Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

       (m) Supplement to Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The
           Bank of New York.*

       (n) Rule 18f-3 Plan of BNY Hamilton Multi-Cap Equity Fund.*

Exhibit
 Number                                                Description
 ------                                                -----------

(14)       Consent of Ernst & Young LLP.***

(15)       Financial Statements--None.

(16)       Powers of Attorney (included as part of Signature Page to this Registration Statement)*

(17)   (a) Form of Proxy for GW&K Equity Fund.***

       (b) Prospectus and Statement of Additional Information of the BNY Hamilton Funds, Inc., with respect to the BNY Hamilton Multi-Cap Equity Fund.***

       (c) Prospectus and Statement of Additional Information of Gannett Welsh & Kotler Funds, with respect to the GW&K Equity Fund.***

       (d) Annual Report of the GW&K Equity Fund.***

       (e) Semi-Annual Report of the GW&K Equity Fund.***

--------
*  Previously filed with the Securities and Exchange Commission.
** To be filed by amendment.
*** Filed herewith.

Item 17.  Undertakings

   (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


   (3) The undersigned Registrant agrees to file the tax opinion required by
Item 16(12) in a post-effective amendment to this Registration Statement.

                                  SIGNATURES


   As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 9th day of August, 2002.



                                              BNY HAMILTON FUNDS, INC.

                                              By:   /s/  MICHAEL A. GRUNEWALD
                                                  -----------------------------
                                                      Michael A. Grunewald
                                                            President




   As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


          Signature                      Title                     Date
          ---------                      -----                     ----

   /s/  EDWARD L. GARDNER* Director and Chairman of the Board August 9, 2002
   -----------------------   of Directors
      Edward L. Gardner

    /s/  JAMES E. QUINN*   Director                           August 9, 2002
   -----------------------
       James E. Quinn

      /s/  KAREN OSAR*     Director                           August 9, 2002
   -----------------------
         Karen Osar

       /s/  KIM KELLY*     Director                           August 9, 2002
   -----------------------
          Kim Kelly

   ----------------------- Director                           August 9, 2002
       John R. Alchin

   /s/  WILLIAM J. TOMKO*  Chief Executive Officer            August 9, 2002
   -----------------------
      William J. Tomko

     /s/  NIMISH BHATT*    Treasurer and Principal Accounting August 9, 2002
   -----------------------   Officer
        Nimish Bhatt



*By: /s/  MICHAEL A. GRUNEWALD
     -------------------------
       Michael A. Grunewald
     Attorney-in-Fact pursuant
      to a power of attorney

                                 EXHIBIT INDEX


Exhibit
Number                                             Description
------                                             -----------

  (11)   Opinion and Consent of Hogan & Hartson L.L.P.

  (12)   Form of Opinion and Consent of Sullivan & Cromwell.

  (14)   Consent of Ernst & Young LLP.

  17 (a) Form of Proxy for GW&K Equity Fund.

   (b)   Prospectus and Statement of Additional Information of the BNY Hamilton Funds, Inc., with respect to the BNY Hamilton Multi-Cap Equity Fund.

   (c)   Prospectus and Statement of Additional Information of Gannett Welsh & Kotler Funds, with respect to the GW&K Equity Fund.

   (d)   Annual Report of the GW&K Equity Fund.

   (e)   Semi-Annual Report of the GW&K Equity Fund.